UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10377

PIMCO Municipal Income Fund

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)(Zip code)

Lawrence G. Altadonna – 1633 Broadway, New York, NY 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: April 30, 2012

Date of reporting period: April 30, 2012

Item 1. REPORT TO SHAREHOLDERS

Annual Report

April 30, 2012

PIMCO Municipal Income Fund

PIMCO California Municipal Income Fund

PIMCO New York Municipal Income Fund

4.30.12	PIMCO Municipal Income Funds Annual Report	1

Hans W. Kertess

Chairman

Brian S. Shlissel

President & CEO

Dear Shareholder:

Municipal bonds recorded strong gains during the fiscal twelve-month reporting period ended April 30, 2012. These gains were achieved despite significant market volatility and political uncertainty and an increased supply of municipal securities that came to market. During the reporting period, the strengthening U.S. economy encouraged investors to move out of cash and into municipal bonds.

For the fiscal twelve-month period ended April 30, 2012:

•	PIMCO Municipal Income Fund rose 30.95% on net asset value (“NAV”) and 27.20% on market price.

•	PIMCO California Municipal Income Fund rose 30.75% on NAV and 32.94% on market price.

•	PIMCO New York Municipal Income Fund rose 22.31% on NAV and 26.36% on market price.

The Fiscal Twelve-Month Period In Review

The fiscal twelve-month reporting period began with gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanding at an annual pace of 1.3%. GDP accelerated to an annual rate of 1.8% between July and September 2011, and to a 3.0% rate between October and December 2011. This momentum reversed during the first quarter of 2012 as GDP moved to a 1.9% annual pace.

The Federal Reserve (the “Fed”) kept its closely watched Fed Funds rate (the interest rate at which depository institutions trade funds held by the Fed with each other, usually on an overnight basis) in the 0.0% to 0.25% range for the entire fiscal twelve-month period. This in turn kept short-term U.S. Treasury yields and municipal bond yields (which tend to track Treasuries) quite low. Fed Chairman Ben Bernanke revealed that the Fed would maintain short-term interest rates in this range through late 2014. He also indicated that the Fed has not ruled out further attempts to stimulate the economy.

Although Treasury yields bounced up and down, the overall trend during the twelve-month fiscal reporting period was lower. The benchmark ten-year Treasury bond began the fiscal period yielding 3.32% and stood at 1.95% at April 30, 2012. This drop was likely a reflection of considerable market uncertainty and the extraordinary volatility that characterized much of the twelve-month period. This volatility occurred both overseas, where Europe’s sovereign debt crisis seemed to wax and wane repeatedly, and in Washington, where a hyperpartisan political standoff over taxes and spending led to a downgrade of the government’s long-term credit rating by Standard & Poor’s.

2	PIMCO Municipal Income Funds Annual Report	4.30.12

As the twelve-month fiscal reporting period began, new municipal issuance was low; however, it quickly accelerated, as suppliers moved to lock in low interest rates. New issuance rose from approximately $4.2 billion weekly in January to approximately $7.9 billion weekly as the fiscal reporting period drew to a close in April. One report indicated that new municipal issuance in April 2012 was 113% greater than April 2011, yet the market absorbed this increased supply with relative ease.

Outlook

Subsequent to the end of the fiscal reporting period, Europe’s sovereign debt crisis appeared to take another turn for the worse. Investors flocked to the perceived safety of U.S. Treasuries and yields plunged in response. China’s economy is also slowing, and in the U.S., there is growing uncertainty concerning future levels of taxes and spending. In addition, a series of tax cuts are scheduled to expire on

December 31, 2012, and major spending reductions are planned to begin in January 2013. Higher taxes, reduced spending, or both, would almost certainly have a negative impact on the economy in 2013. Consequently, there are many reasons for caution going forward.

For specific information on the Funds and their performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Funds’ sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess Chairman	Brian S. Shlissel President & CEO

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/ edelivery.

4.30.12	PIMCO Municipal Income Funds Annual Report	3

PIMCO Municipal Income Funds Fund Insights

April 30, 2012 (unaudited)

For the twelve month fiscal year ended April 30, 2012, PIMCO Municipal Income Fund returned 30.95% on net asset value (“NAV”) and 27.20% on market price.

For the twelve month fiscal year ended April 30, 2012, PIMCO California Municipal Income Fund returned 30.75% on NAV and 32.94% on market price.

For the twelve month fiscal year ended April 30, 2012, PIMCO New York Municipal Income Fund returned 22.31 % on NAV and 26.36% on market price.

The municipal bond market generated solid results during the twelve month reporting period. The overall municipal market (measured by the Barclays Municipal Bond Index — the “Index”) posted positive returns during ten of the twelve months of the period. Strengthening municipal fundamentals, including rising tax revenues, as well as relatively modest primary market supply drove this performance. In addition, investor demand was generally strong as investors looked to enhance income. Though the municipal market sold off in both October 2011 and March 2012, these bumps proved to be only modest and temporary price declines that ultimately reversed course. The index returned 11.36%, during the twelve-month reporting period.

PIMCO Municipal Income Fund and PIMCO New York Municipal Income Fund benefited from an overweighting to revenue bonds versus general obligation bonds. This contributed to results as revenue bonds outperformed general obligations during the reporting period.

Each Fund benefited from overweight exposures to the corporate-backed and tobacco sectors as these sectors outperformed the Index. PIMCO Municipal Income Fund and PIMCO California Municipal Income Fund benefited from their overweight positions in the strong performing healthcare sector. PIMCO New York Municipal Income Fund’s overweighting to education enhanced results. PIMCO California Municipal Income Fund benefited from exposure to California issued municipals, as bonds in California generally outperformed the broader market.

Underweight duration in comparison to their benchmarks detracted from all three Funds’ performance, as municipal yields declined during the twelve-month period. For PIMCO Municipal Income Fund, a steepening yield curve bias detracted from results, as the municipal curve flattened during the reporting period.

PIMCO California Municipal Income Fund’s overweight position to the housing sector detracted from performance, as the housing sector underperformed the benchmark. PIMCO New York Municipal Income Fund’s exposure to municipals issued in New York generally detracted from performance, as New York municipals generally lagged the broader market.

All three funds utilized payer interest rate swaps to manage duration in the period that detracted from performance due to the falling rate environment. The funds also utilized Treasury futures during the reporting period to manage the portfolios’ duration, which did not meaningfully impact the Funds’ performance during the period.

4	PIMCO Municipal Income Funds Annual Report	4.30.12

PIMCO Municipal Income Funds Performance & Statistics

April 30, 2012 (unaudited)

Municipal Income:

Total Return(1):	Market Price	NAV
1 Year	27.20%	30.95%
5 Year	4.37%	5.86%
10 Year	7.77%	6.90%
Commencement of Operations (6/29/01) to 4/30/12	7.44%	6.77%

Market Price/NAV Performance:

Commencement of Operations (6/29/01) to 4/30/12

Market Price/NAV:
Market Price	$15.28
NAV	$12.93
Premium to NAV	18.17%
Market Price Yield(2)	6.38%
Leverage Ratio(3)	38.62%

Moody’s Rating

(as a % of total investments)

California Municipal Income:

Total Return(1):	Market Price	NAV
1 Year	32.94%	30.75%
5 Year	3.80%	6.13%
10 Year	7.15%	7.01%
Commencement of Operations (6/29/01) to 4/30/12	6.85%	6.68%

Market Price/NAV Performance:

Commencement of Operations (6/29/01) to 4/30/12

Market Price/NAV:
Market Price	$14.83
NAV	$13.75
Premium to NAV	7.85%
Market Price Yield(2)	6.23%
Leverage Ratio(3)	42.24%

Moody’s Rating

(as a % of total investments)

4.30.12	PIMCO Municipal Income Funds Annual Report	5

PIMCO Municipal Income Funds Performance & Statistics

April 30, 2012 (unaudited)

New York Municipal Income:

Total Return(1):	Market Price	NAV
1 Year	26.36%	22.31%
5 Year	1.42%	2.60%
10 Year	4.52%	4.44%
Commencement of Operations (6/29/01) to 4/30/12	4.12%	4.30%

Market Price/NAV Performance:

Commencement of Operations (6/29/01)

to 4/30/12

Market Price/NAV:
Market Price	$11.73
NAV	$11.38
Premium to NAV	3.08%
Market Price Yield(2)	5.83%
Leverage Ratio(3)	39.75%

Moody’s Rating

(as a % of total investments)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Funds, market conditions, supply and demand for the Funds’ shares, or changes in the Funds’ dividends.

An investment in the Funds involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly dividend per common share (comprised of net investment income) by the market price per common share at April 30, 2012.

(3) Represents Floating Rate Notes Issued in tender option bond transactions and Preferred Shares that are outstanding (collectively “Leverage”), as a percentage of total managed assets. Total managed assets refer to the total assets (including assets attributable to Leverage) minus accrued liabilities (other than liabilities representing Leverage).

6	PIMCO Municipal Income Funds Annual Report	4.30.12

PIMCO Municipal Income Fund Schedule of Investments

April 30, 2012

Principal Amount (000s)		Value
MUNICIPAL BONDS & NOTES – 97.8%
	Alabama – 1.0%
$2,500	Birmingham-Baptist Medical Centers Special Care Facs. Financing Auth. Rev., Baptist Health Systems, Inc., 5.875%, 11/15/24, Ser. A	$2,521,800
	Huntsville-Redstone Village Special Care Facs. Financing Auth. Rev., Redstone Village Project,
250	5.50%, 1/1/28	245,098
885	5.50%, 1/1/43	761,675
1,350	Montgomery Medical Clinic Board Rev., Jackson Hospital & Clinic, 5.25%, 3/1/31	1,371,856

		4,900,429

	Alaska – 0.8%
3,280	Borough of Matanuska-Susitna Rev., Goose Creek Correctional Center, 6.00%, 9/1/32 (AGC)	3,838,125
900	Industrial Dev. & Export Auth. Rev., Boys & Girls Home, 6.00%, 12/1/36	482,850

		4,320,975

	Arizona – 5.1%
410	Apache Cnty. Industrial Dev. Auth. Rev., Tucson Electric Power Co. Project, 5.875%, 3/1/33, Ser. B	410,472
	Health Facs. Auth. Rev.,
2,050	Banner Health, 5.50%, 1/1/38, Ser. D	2,220,478
2,750	Beatitudes Campus Project, 5.20%, 10/1/37	2,163,040
1,500	Maricopa Cnty. Pollution Control Corp. Rev., Southern California Edison Co., 5.00%, 6/1/35, Ser. A	1,628,505
	Pima Cnty. Industrial Dev. Auth. Rev., Tucson Electric Power Co., Ser. A,
750	5.25%, 10/1/40	782,062
4,150	6.375%, 9/1/29	4,238,395
5,000	Salt River Project Agricultural Improvement & Power Dist. Rev., 5.00%, 1/1/39, Ser. A (h)	5,482,400
9,200	Salt Verde Financial Corp. Rev., 5.00%, 12/1/37	9,373,512

		26,298,864

	Arkansas – 0.5%
8,500	Dev. Finance Auth. Rev., Arkansas Cancer Research Center Project, zero coupon, 7/1/36 (AMBAC)	2,777,715

	California – 13.4%
	Bay Area Toll Auth. Rev., San Francisco Bay Area,
2,875	5.00%, 10/1/34	3,123,458
3,255	5.00%, 10/1/42	3,511,982
3,000	Chula Vista Rev., San Diego Gas & Electric, 5.875%, 2/15/34, Ser. B	3,481,920
1,500	Golden State Tobacco Securitization Corp. Rev., 5.75%, 6/1/47, Ser. A-1	1,236,075
	Health Facs. Financing Auth. Rev.,
2,000	Catholic Healthcare West, 6.00%, 7/1/39, Ser. A	2,307,340
1,500	Sutter Health, 6.00%, 8/15/42, Ser. B	1,755,780
5,300	Los Angeles Community College Dist., GO, 5.00%, 8/1/32, Ser. A (FGIC-NPFGC)	5,834,929
2,000	Los Angeles Unified School Dist., GO, 5.00%, 7/1/30, Ser. E (AMBAC)	2,146,580

4.30.12	PIMCO Municipal Income Funds Annual Report	7

PIMCO Municipal Income Fund Schedule of Investments

April 30, 2012 (continued)

Principal Amount (000s)		Value
	California (continued)
$4,175	Montebello Unified School Dist., GO, 5.00%, 8/1/33 (AGM)	$4,494,220
2,000	M-S-R Energy Auth. Rev., 6.125%, 11/1/29, Ser. C	2,334,740
1,525	Municipal Finance Auth. Rev., Azusa Pacific Univ. Project, 7.75%, 4/1/31, Ser. B	1,729,548
5,000	Orange Cnty. Airport Rev., 5.25%, 7/1/39, Ser. A	5,526,450
1,600	San Marcos Unified School Dist., GO, 5.00%, 8/1/38, Ser. A	1,735,408
	State, GO,
700	5.00%, 11/1/32	755,699
1,200	5.00%, 6/1/37	1,261,368
2,300	5.125%, 8/1/36	2,479,791
1,250	5.25%, 3/1/38	1,345,913
1,900	5.25%, 11/1/40	2,081,070
500	5.50%, 3/1/40	554,560
3,200	6.00%, 4/1/38	3,699,968
	Statewide Communities Dev. Auth. Rev.,
750	California Baptist Univ., 6.50%, 11/1/21	889,740
845	Catholic Healthcare West, 5.50%, 7/1/31, Ser. E	925,799
	Methodist Hospital Project (FHA),
2,600	6.625%, 8/1/29	3,247,868
9,500	6.75%, 2/1/38	11,568,625
2,000	Whittier Union High School Dist., GO, zero coupon, 8/1/25	997,080

		69,025,911

	Colorado – 1.2%
500	Confluence Metropolitan Dist. Rev., 5.45%, 12/1/34	384,775
450	Denver Health & Hospital Auth. Rev., 5.625%, 12/1/40	484,020
2,500	Health Facs. Auth. Rev., Catholic Health Initiatives, 5.00%, 2/1/41, Ser. A	2,707,750
500	Public Auth. for Colorado Energy Rev., 6.50%, 11/15/38	621,525
400	Regional Transportation Dist., CP, 5.375%, 6/1/31, Ser. A	444,928
1,500	Univ. of Colorado Rev., 5.375%, 6/1/38, Ser. A	1,703,100

		6,346,098

	Connecticut – 1.0%
5,000	State Health & Educational Fac. Auth. Rev., Hartford Healthcare, 5.00%, 7/1/41, Ser. A	5,289,600

	District of Columbia – 1.3%
2,500	Dist. of Columbia Rev., Brookings Institution, 5.75%, 10/1/39	2,779,325
3,750	Tobacco Settlement Financing Corp. Rev., 6.25%, 5/15/24	3,767,287

		6,546,612

	Florida – 2.3%
850	Beacon Lakes Community Dev. Dist., Special Assessment, 6.00%, 5/1/38, Ser. A	835,720
4,000	Broward Cnty. Water & Sewer Utility Rev., 5.25%, 10/1/34, Ser. A (h)	4,459,520
300	Dev. Finance Corp. Rev., Renaissance Charter School, 6.50%, 6/15/21, Ser. A	317,076

8	PIMCO Municipal Income Funds Annual Report	4.30.12

PIMCO Municipal Income Fund Schedule of Investments

April 30, 2012 (continued)

Principal Amount (000s)		Value
	Florida (continued)
$500	Lee Cnty. Industrial Dev. Auth. Rev., Lee Community Charter Foundation, 5.375%, 6/15/37, Ser. A	$450,715
1,250	Miami-Dade Cnty. School Board, CP, 5.375%, 2/1/34, Ser. A (AGC)	1,352,950
3,900	State Board of Education, GO, 5.00%, 6/1/38, Ser. D (h)	4,280,718

		11,696,699

	Georgia – 0.4%
2,300	Medical Center Hospital Auth. Rev., Spring Harbor Green Island Project, 5.25%, 7/1/37	2,080,028

	Illinois – 2.6%
5,000	Chicago, GO, 5.00%, 1/1/34, Ser. C (h)	5,395,700
	Finance Auth. Rev.,
400	OSF Healthcare System, 7.125%, 11/15/37, Ser. A	477,048
	Univ. of Chicago,
190	5.25%, 7/1/41, Ser. 05-A	190,351
5,000	5.50%, 7/1/37, Ser. B (h)	5,602,600
1,900	Springfield Electric Rev., 5.00%, 3/1/36	2,000,833

		13,666,532

	Indiana – 1.0%
1,500	Finance Auth. Rev., Duke Energy Indiana, Inc., 6.00%, 8/1/39, Ser. B	1,681,950
1,000	Municipal Power Agcy. Rev., 6.00%, 1/1/39, Ser. B	1,131,480
1,900	Vigo Cnty. Hospital Auth. Rev., Union Hospital, Inc., 7.50%, 9/1/22	2,415,033

		5,228,463

	Iowa – 1.7%
	Finance Auth. Rev.,
4,890	Deerfield Retirement Community, Inc., 5.50%, 11/15/37, Ser. A	3,766,718
	Edgewater LLC Project,
3,500	6.75%, 11/15/37	3,356,395
1,500	6.75%, 11/15/42	1,420,530

		8,543,643

	Kansas – 0.5%
1,000	Dev. Finance Auth. Rev., Adventist Health, 5.75%, 11/15/38	1,130,890
1,000	Lenexa City, Tax Allocation, Center East Project, 6.00%, 4/1/27	604,620
650	Manhattan Rev., Meadowlark Hills Retirement, 5.125%, 5/15/42, Ser. B	609,823

		2,345,333

	Kentucky – 0.4%
1,000	Economic Dev. Finance Auth. Rev., Owensboro Medical Healthcare Systems, 6.375%, 6/1/40, Ser. A	1,146,170
1,000	Ohio Cnty. Pollution Control Rev., Big Rivers Electric Corp. Project, 6.00%, 7/15/31, Ser. A	1,072,770

		2,218,940

4.30.12	PIMCO Municipal Income Funds Annual Report	9

PIMCO Municipal Income Fund Schedule of Investments

April 30, 2012 (continued)

Principal Amount (000s)		Value
	Louisiana – 6.3%
	Local Gov't Environmental Facs. & Community Dev. Auth. Rev.,
$3,930	Capital Projects & Equipment Acquisition, 6.55%, 9/1/25 (ACA)	$4,328,345
400	Westlake Chemical Corp., 6.50%, 11/1/35, Ser. A-2	449,652
750	Woman's Hospital Foundation, 5.875%, 10/1/40, Ser. A	824,828
2,000	Public Facs. Auth. Rev., Ochsner Clinic Foundation Project, 6.50%, 5/15/37	2,260,900
24,395	Tobacco Settlement Financing Corp. Rev., 5.875%, 5/15/39, Ser. 2001-B	24,495,995

		32,359,720

	Maryland – 0.4%
1,500	Economic Dev. Corp. Rev., 5.75%, 6/1/35, Ser. B	1,597,530
650	Health & Higher Educational Facs. Auth. Rev., Charlestown Community, 6.25%, 1/1/41	722,423

		2,319,953

	Massachusetts – 0.5%
	Dev. Finance Agcy. Rev.,
750	Foxborough Regional Charter School, 7.00%, 7/1/42, Ser. A	817,440
	Linden Ponds, Inc. Fac.,
103	zero coupon, 11/15/56, Ser. B	1,192
21	5.50%, 11/15/46, Ser. A-2	13,905
388	6.25%, 11/15/39, Ser. A-1	299,192
1,500	State College Building Auth. Rev., 5.50%, 5/1/39, Ser. A	1,685,685

		2,817,414

	Michigan – 1.1%
1,500	Royal Oak Hospital Finance Auth. Rev., William Beaumont Hospital, 8.25%, 9/1/39	1,920,795
5,000	Tobacco Settlement Finance Auth. Rev., 6.00%, 6/1/48, Ser. A	3,938,350

		5,859,145

	Minnesota – 0.5%
95	Agricultural & Economic Dev. Board Rev., Health Care Systems, 6.375%, 11/15/29, Ser. A	95,416
100	Duluth Housing & Redev. Auth. Rev., 5.875%, 11/1/40, Ser. A	99,520
1,500	St. Louis Park Rev., Park Nicollet Health Services, 5.75%, 7/1/39	1,651,170
500	Washington Cnty. Housing & Redev. Auth. Rev., Birchwood & Woodbury Projects, 5.625%, 6/1/37, Ser. A	493,690

		2,339,796

	Missouri – 0.3%
1,000	Joplin Industrial Dev. Auth. Rev., Christian Homes, Inc., 5.75%, 5/15/26, Ser. F	1,028,960
475	Lee's Summit, Tax Allocation, Summit Fair Project, 5.625%, 10/1/23	496,095

		1,525,055

	Nevada – 4.1%
	Clark Cnty., GO,
5,000	4.75%, 6/1/30 (AGM)	5,227,700
5,230	4.75%, 11/1/35 (FGIC-NPFGC) (h)	5,428,217
9,755	Washoe Cnty., Water & Sewer, GO, 5.00%, 1/1/35 (NPFGC)	10,280,697

		20,936,614

10	PIMCO Municipal Income Funds Annual Report	4.30.12

PIMCO Municipal Income Fund Schedule of Investments

April 30, 2012 (continued)

Principal Amount (000s)		Value
	New Jersey – 8.6%
$16,550	Economic Dev. Auth., Special Assessment, Kapkowski Road Landfill Project, 5.75%, 4/1/31	$17,636,507
2,000	Economic Dev. Auth. Rev., School Facs. Construction, 5.50%, 12/15/34, Ser. Z (AGC)	2,226,860
500	Health Care Facs. Financing Auth. Rev., AHS Hospital Corp., 6.00%, 7/1/37	586,940
2,000	State Turnpike Auth. Rev., 5.25%, 1/1/40, Ser. E	2,197,540
	Tobacco Settlement Financing Corp. Rev., Ser. 1-A,
6,600	4.75%, 6/1/34	5,114,538
11,500	5.00%, 6/1/41	9,121,110
7,000	Transportation Trust Fund Auth. Rev., 5.00%, 6/15/42, Ser. B	7,602,490

		44,485,985

	New Mexico – 1.5%
1,000	Farmington Pollution Control Rev., 5.90%, 6/1/40, Ser. D	1,081,940
6,400	Hospital Equipment Loan Council Rev., Presbyterian Healthcare, 5.00%, 8/1/39	6,786,304

		7,868,244

	New York – 12.0%
14,000	Hudson Yards Infrastructure Corp. Rev., 5.25%, 2/15/47, Ser. A	15,176,560
	Liberty Dev. Corp. Rev.,
10,000	1 World Trade Center Project, 5.00%, 12/15/41	10,967,100
10,000	4 World Trade Center Project, 5.00%, 11/15/44	10,687,900
	Goldman Sachs Headquarters,
7,500	5.25%, 10/1/35	8,205,375
3,000	5.50%, 10/1/37	3,406,920
3,000	Metropolitan Transportation Auth. Rev., 5.00%, 11/15/36, Ser. D	3,265,590
4,200	Nassau Cnty. Industrial Dev. Agcy. Rev., Amsterdam at Harborside, 6.70%, 1/1/43, Ser. A	3,133,704
3,000	New York City Municipal Water Finance Auth. Water & Sewer Rev., Second Generation Resolutions, 5.00%, 6/15/39, Ser. GG-1	3,249,750
3,500	State Dormitory Auth. Rev., The New School, 5.50%, 7/1/40	3,841,845

		61,934,744

	North Carolina – 0.3%
1,500	Medical Care Commission Rev., Village at Brookwood, 5.25%, 1/1/32	1,413,915

	Ohio – 1.9%
11,000	Buckeye Tobacco Settlement Financing Auth. Rev., 5.875%, 6/1/47, Ser. A-2	8,586,930
500	Higher Educational Fac. Commission Rev., Univ. Hospital Health Systems, 6.75%, 1/15/39, Ser. 2009-A	543,640
500	Montgomery Cnty. Rev., Miami Valley Hospital, 6.25%, 11/15/39, Ser. A	536,565

		9,667,135

	Oregon – 0.6%
2,000	Oregon Health & Science Univ. Rev., 5.75%, 7/1/39, Ser. A	2,290,940
600	State Department of Administrative Services, CP, 5.25%, 5/1/39, Ser. A	656,076

		2,947,016

4.30.12	PIMCO Municipal Income Funds Annual Report	11

PIMCO Municipal Income Fund Schedule of Investments

April 30, 2012 (continued)

Principal Amount (000s)		Value
	Pennsylvania – 4.8%
$5,000	Geisinger Auth. Rev., 5.25%, 6/1/39, Ser. A	$5,485,100
2,000	Harrisburg Auth. Rev., Harrisburg Univ. of Science, 6.00%, 9/1/36, Ser. B	1,635,940
	Higher Educational Facs. Auth. Rev.,
500	Edinboro Univ. Foundation, 6.00%, 7/1/43	537,290
350	Thomas Jefferson Univ., 5.00%, 3/1/40	374,276
	Lancaster Cnty. Hospital Auth. Rev., Brethren Village Project, Ser. A,
750	6.25%, 7/1/26	792,817
85	6.375%, 7/1/30	89,778
1,100	Luzerne Cnty. Industrial Dev. Auth. Rev., Pennsylvania American Water Co., 5.50%, 12/1/39	1,203,147
7,000	Philadelphia, GO, 5.25%, 12/15/32, Ser. A (AGM)	7,661,430
4,465	Philadelphia Hospitals & Higher Education Facs. Auth. Rev., Temple Univ. Hospital, 6.625%, 11/15/23, Ser. A	4,473,573
500	Philadelphia Water & Sewer Rev., 5.25%, 1/1/36, Ser. A	537,415
2,000	Turnpike Commission Rev., 5.125%, 12/1/40, Ser. D	2,117,620

		24,908,386

	Puerto Rico – 0.6%
3,000	Sales Tax Financing Corp. Rev., 5.375%, 8/1/38, Ser. C	3,254,190

	Rhode Island – 4.6%
23,800	Tobacco Settlement Financing Corp. Rev., 6.25%, 6/1/42, Ser. A	23,908,528

	South Carolina – 0.6%
450	Jobs-Economic Dev. Auth. Rev., Lutheran Homes, 5.50%, 5/1/28	454,293
2,200	State Ports Auth. Rev., 5.25%, 7/1/40	2,386,560

		2,840,853

	Tennessee – 2.3%
940	Memphis Health Educational & Housing Fac. Board Rev., Wesley Housing Corp. Project, 6.95%, 1/1/20 (a)(b)(e)(i) (acquisition cost-$935,300; purchased 6/29/01)	472,350
	Tennessee Energy Acquisition Corp. Rev.,
370	5.00%, 2/1/21, Ser. C	399,038
5,000	5.00%, 2/1/27, Ser. C	5,272,500
5,000	5.25%, 9/1/24, Ser. A	5,505,950

		11,649,838

	Texas – 9.8%
1,200	Dallas Rev., Dallas Civic Center, 5.25%, 8/15/38 (AGC)	1,307,340
2,000	Love Field Airport Modernization Corp. Rev., Southwest Airlines Co. Project, 5.25%, 11/1/40	2,069,220
	North Harris Cnty. Regional Water Auth. Rev.,
4,200	5.25%, 12/15/33	4,591,692
4,200	5.50%, 12/15/38	4,606,350

12	PIMCO Municipal Income Funds Annual Report	4.30.12

PIMCO Municipal Income Fund Schedule of Investments

April 30, 2012 (continued)

Principal Amount (000s)		Value
	Texas (continued)
	North Texas Tollway Auth. Rev.,
$2,750	5.00%, 1/1/38	$2,934,965
3,000	5.25%, 1/1/44, Ser. C	3,147,420
600	5.50%, 9/1/41, Ser. A	697,878
6,050	5.625%, 1/1/33, Ser. A	6,610,532
600	5.75%, 1/1/33, Ser. F	653,004
250	San Juan Higher Education Finance Auth. Rev., 6.70%, 8/15/40, Ser. A	287,288
	State Public Finance Auth. Charter School Finance Corp. Rev., Ser. A,
400	5.875%, 12/1/36	426,444
2,000	Cosmos Foundation, 5.375%, 2/15/37	2,048,320
4,000	Tarrant Cnty. Cultural Education Facs. Finance Corp. Rev., Baylor Health Care Systems Project, 6.25%, 11/15/29	4,792,280
	Texas Municipal Gas Acquisition & Supply Corp. I Rev.,
6,500	5.25%, 12/15/23, Ser. A	7,022,600
6,500	6.25%, 12/15/26, Ser. D	7,778,160
1,000	Uptown Dev. Auth., Tax Allocation, Infrastructure Improvement Facs., 5.50%, 9/1/29	1,050,300
500	Wise Cnty. Rev., Parker Cnty. Junior College Dist., 8.00%, 8/15/34	561,980

		50,585,773

	U. S. Virgin Islands – 0.1%
500	Virgin Islands Public Finance Auth. Rev., 5.00%, 10/1/39, Ser. A-1	507,400

	Utah – 1.6%
7,000	Salt Lake Cnty. Rev., IHC Health Services, 5.125%, 2/15/33 (AMBAC)	8,024,450

	Virginia – 0.6%
1,000	Fairfax Cnty. Industrial Dev. Auth. Rev., Inova Health Systems, 5.50%, 5/15/35, Ser. A	1,125,710
1,985	Peninsula Town Center Community Dev. Auth. Rev., 6.45%, 9/1/37	1,896,767

		3,022,477

	Washington – 1.2%
	Health Care Facs. Auth. Rev.,
700	Multicare Health Systems, 6.00%, 8/15/39, Ser. B (AGC)	775,068
250	Seattle Cancer Care Alliance, 7.375%, 3/1/38	305,813
2,000	Virginia Mason Medical Center, 6.125%, 8/15/37, Ser. A	2,152,120
	State Housing Finance Commission Rev., Skyline at First Hill Project, Ser. A,
275	5.25%, 1/1/17	265,185
3,600	5.625%, 1/1/38	2,839,032

		6,337,218

	West Virginia – 0.2%
1,000	Hospital Finance Auth. Rev., Highland Hospital, 9.125%, 10/1/41	1,143,770

	Wisconsin – 0.1%
500	Health & Educational Facs. Auth. Rev., Prohealth Care, Inc., 6.625%, 2/15/39	585,685

	Total Municipal Bonds & Notes (cost-$459,387,177)	504,529,146

4.30.12	PIMCO Municipal Income Funds Annual Report	13

PIMCO Municipal Income Fund Schedule of Investments

April 30, 2012 (continued)

Principal Amount (000s)		Value
VARIABLE RATE NOTES (a)(d)(f)(g) – 2.2%
	Texas – 0.4%
$1,000	JPMorgan Chase Putters/Drivers Trust, GO, 9.326%, 2/1/17, Ser. 3480	$1,252,410
600	JPMorgan Chase Putters/Drivers Trust Rev., 9.937%, 10/1/31, Ser. 3227	797,322

		2,049,732

	Washington – 1.8%
6,670	JPMorgan Chase Putters/Drivers Trust, GO, 13.584%, 8/1/28, Ser. 3388	9,402,833

	Total Variable Rate Notes (cost-$8,167,024)	11,452,565

	Total Investments (cost-$467,554,201) – 100.0%	$515,981,711

14	PIMCO Municipal Income Funds Annual Report	4.30.12

PIMCO California Municipal Income Fund Schedule of Investments

April 30, 2012

Principal Amount (000s)		Value
CALIFORNIA MUNICIPAL BONDS & NOTES – 91.8%
$10,000	Bay Area Toll Auth. Rev., San Francisco Bay Area, 5.00%, 4/1/34, Ser. F-1	$10,962,200
5,000	Chula Vista Rev., San Diego Gas & Electric, 5.875%, 2/15/34, Ser. B	5,803,200
650	City & Cnty. of San Francisco, Capital Improvement Projects, CP, 5.25%, 4/1/31, Ser. A	699,023
720	City & Cnty. of San Francisco Redev. Agcy., Special Tax, 6.125%, 8/1/31, Ser. B	721,202
350	Contra Costa Cnty. Public Financing Auth., Tax Allocation, 5.85%, 8/1/33, Ser. A	347,441
5,000	Desert Community College Dist., GO, 5.00%, 8/1/37, Ser. C (AGM)	5,236,550
310	Dublin Unified School Dist., GO, zero coupon, 8/1/23, Ser. E	190,659
6,300	Eastern Municipal Water Dist., CP, 5.00%, 7/1/35, Ser. H	6,772,374
	Educational Facs. Auth. Rev. (h),
10,200	Claremont McKenna College, 5.00%, 1/1/39	10,920,018
10,000	Univ. of Southern California, 5.00%, 10/1/39, Ser. A	11,066,100
2,975	El Dorado Irrigation Dist. & El Dorado Water Agcy., CP, 5.75%, 8/1/39, Ser. A (AGC)	3,085,491
	El Monte, Department of Public Social Services Fac., CP (AMBAC),
10,790	4.75%, 6/1/30	10,790,216
14,425	Phase II, 5.25%, 1/1/34	14,427,741
1,000	Folsom Redev. Agcy., Tax Allocation, 5.50%, 8/1/36	1,022,490
	Fremont Community Facs. Dist. No. 1, Special Tax,
165	6.00%, 9/1/18	166,105
505	6.00%, 9/1/19	508,232
3,500	6.30%, 9/1/31	3,513,265
	Golden State Tobacco Securitization Corp. Rev.,
3,000	5.00%, 6/1/35, Ser. A (FGIC)	3,047,730
6,000	5.00%, 6/1/38, Ser. A (FGIC)	6,078,240
1,600	5.00%, 6/1/45 (AMBAC-TCRS)	1,617,648
8,300	5.125%, 6/1/47, Ser. A-1	6,173,706
25,175	5.75%, 6/1/47, Ser. A-1	20,745,459
	Health Facs. Financing Auth. Rev.,
	Adventist Health System, Ser. A,
4,265	5.00%, 3/1/33	4,304,366
2,000	5.75%, 9/1/39	2,208,260
	Catholic Healthcare West, Ser. A,
2,000	6.00%, 7/1/34	2,222,360
4,000	6.00%, 7/1/39	4,614,680
750	Children's Hospital of Los Angeles, 5.25%, 7/1/38 (AGM)	774,562
1,000	Children's Hospital of Orange Cnty., 6.50%, 11/1/38, Ser. A	1,178,940
1,450	Scripps Health, 5.00%, 11/15/36, Ser. A	1,563,042
3,400	Stanford Hospital, 5.25%, 11/15/40, Ser. A-2	3,785,390
	Sutter Health,
1,000	5.00%, 8/15/35, Ser. D	1,082,500
1,600	5.00%, 11/15/42, Ser. A (IBC-NPFGC)	1,662,352

4.30.12	PIMCO Municipal Income Funds Annual Report	15

PIMCO California Municipal Income Fund Schedule of Investments

April 30, 2012 (continued)

Principal Amount (000s)		Value
$2,800	6.00%, 8/15/42, Ser. B	$3,277,456
10,590	Kern Cnty., Capital Improvements Projects, CP, 5.75%, 8/1/35, Ser. A (AGC)	11,499,363
7,000	La Quinta Redev. Agcy., Tax Allocation, 5.10%, 9/1/31 (AMBAC)	7,019,950
500	Lancaster Redev. Agcy., Tax Allocation, 6.875%, 8/1/39	554,100
500	Lancaster Redev. Agcy. Rev., Capital Improvements Projects, 5.90%, 12/1/35	500,305
	Long Beach Bond Finance Auth. Rev., Long Beach Natural Gas, Ser. A,
1,000	5.50%, 11/15/27	1,121,620
3,900	5.50%, 11/15/37	4,367,259
	Los Angeles Department of Water & Power Rev. (h),
5,000	4.75%, 7/1/30, Ser. A-2 (AGM)	5,294,400
3,000	5.375%, 7/1/34, Ser. A	3,380,850
7,000	5.375%, 7/1/38, Ser. A	7,861,910
	Los Angeles Unified School Dist., GO,
10,000	5.00%, 7/1/29, Ser. I (h)	11,035,700
3,500	5.00%, 1/1/34, Ser. I	3,783,780
5,000	5.00%, 1/1/34, Ser. I (h)	5,405,400
250	5.30%, 1/1/34, Ser. D	274,950
700	Malibu, City Hall Project, CP, 5.00%, 7/1/39, Ser. A	744,072
1,900	M-S-R Energy Auth. Rev., 6.50%, 11/1/39, Ser. B	2,336,544
	Municipal Finance Auth. Rev.,
1,145	Azusa Pacific Univ. Project, 7.75%, 4/1/31, Ser. B	1,298,579
2,900	Biola Univ., 5.875%, 10/1/34	3,131,333
2,145	Patterson Public Financing Auth. Rev., Waste Water System Financing Project, 5.50%, 6/1/39 (AGC)	2,316,857
1,250	Peralta Community College Dist., GO, 5.00%, 8/1/39, Ser. C	1,294,438
	Pollution Control Financing Auth. Rev.,
1,250	American Water Capital Corp. Project, 5.25%, 8/1/40 (a)(d)	1,267,175
2,000	San Jose Water Co. Projects, 5.10%, 6/1/40	2,124,980
8,305	Riverside Cnty., CP, 5.125%, 11/1/30 (NPFGC) (Pre-refunded @ $102, 5/1/12) (c)	8,471,100
	San Diego Cnty. Water Auth., CP,
350	5.00%, 5/1/32, Ser. A (NPFGC)	354,487
650	5.00%, 5/1/32, Ser. A (NPFGC) (Pre-refunded @ $101, 5/1/12) (c)	656,500
6,250	5.00%, 5/1/38, Ser. 2008-A (AGM)	6,659,000
3,285	San Diego Regional Building Auth. Rev., Cnty. Operations Center & Annex, 5.375%, 2/1/36, Ser. A	3,624,998
	San Joaquin Hills Transportation Corridor Agcy. Rev., Ser. A,
5,000	5.50%, 1/15/28	4,737,800
5,000	5.70%, 1/15/19	5,111,400
230	San Jose, Special Assessment, 5.60%, 9/2/17, Ser. 24-Q	237,880
1,500	San Jose Hotel Tax Rev., Convention Center Expansion, 6.50%, 5/1/36	1,670,580
1,200	San Marcos Unified School Dist., GO, 5.00%, 8/1/38, Ser. A	1,301,556

16	PIMCO Municipal Income Funds Annual Report	4.30.12

PIMCO California Municipal Income Fund Schedule of Investments

April 30, 2012 (continued)

Principal Amount (000s)		Value
$1,815	Santa Clara, Central Park Library Project, CP, 5.00%, 2/1/32 (AMBAC)	$1,834,076
3,500	Santa Clara Cnty. Financing Auth. Rev., El Camino Hospital, 5.75%, 2/1/41, Ser. A (AMBAC)	3,792,110
1,300	Santa Cruz Cnty. Redev. Agcy., Tax Allocation, Live Oak/Soquel Community, 7.00%, 9/1/36, Ser. A	1,538,797
	State, GO,
5,885	5.00%, 9/1/35	6,250,988
100	5.00%, 6/1/37	105,114
3,000	5.00%, 12/1/37	3,156,210
2,400	5.25%, 11/1/40	2,628,720
1,500	5.50%, 3/1/40	1,663,680
2,000	6.00%, 4/1/38	2,312,480
2,000	6.00%, 11/1/39	2,340,040
	State Public Works Board Rev.,
2,000	5.75%, 10/1/30, Ser. G-1	2,253,900
2,000	California State Univ., 6.00%, 11/1/34, Ser. J	2,241,700
2,000	Judicial Council Projects, 5.00%, 12/1/29, Ser. D	2,115,340
2,000	Regents Univ., 5.00%, 4/1/34, Ser. E	2,148,380
	Statewide Communities Dev. Auth. Rev.,
1,000	American Baptist Homes West, 6.25%, 10/1/39	1,052,540
900	California Baptist Univ., 5.50%, 11/1/38, Ser. A	906,039
845	Catholic Healthcare West, 5.50%, 7/1/31, Ser. D	925,799
10,000	Cottage Health, 5.00%, 11/1/40	10,464,700
13,050	Henry Mayo Newhall Memorial Hospital, 5.125%, 10/1/30, Ser. A (CA Mtg. Ins.)	13,055,090
1,000	Kaiser Permanente, 5.25%, 3/1/45, Ser. B	1,050,420
1,000	Lancer Student Housing Project, 7.50%, 6/1/42	1,102,350
3,000	Los Angeles Jewish Home, 5.50%, 11/15/33 (CA St. Mtg.)	3,047,460
	Methodist Hospital Project (FHA),
2,100	6.625%, 8/1/29	2,623,278
7,700	6.75%, 2/1/38	9,376,675
	St. Joseph Health System,
100	5.125%, 7/1/24 (NPFGC)	112,527
3,200	5.75%, 7/1/47, Ser. A (FGIC)	3,504,768
	Sutter Health,
4,000	5.50%, 8/15/34, Ser. B	4,057,560
2,000	6.00%, 8/15/42, Ser. A	2,337,920
8,000	The Internext Group, CP, 5.375%, 4/1/30	8,002,800
	Univ. of California Irvine E. Campus,
4,000	5.125%, 5/15/31	4,250,960
4,500	5.375%, 5/15/38	4,755,330
910	Windrush School, 5.50%, 7/1/37 (e)	627,900
6,300	Torrance Rev., Memorial Medical Center, 5.00%, 9/1/40, Ser. A	6,574,176

4.30.12	PIMCO Municipal Income Funds Annual Report	17

PIMCO California Municipal Income Fund Schedule of Investments

April 30, 2012 (continued)

Principal Amount (000s)		Value
$2,000	Turlock, Emanuel Medical Center, CP, 5.50%, 10/15/37, Ser. B	$2,022,420
	Univ. of California Rev.,
8,000	4.75%, 5/15/35, Ser. F (AGM) (h)	8,298,000
2,000	5.00%, 5/15/33, Ser. A (AMBAC)	2,063,540
10,000	5.00%, 5/15/36, Ser. A (AMBAC)	10,284,400
1,000	Westlake Village, CP, 5.00%, 6/1/39	1,045,680

	Total California Municipal Bonds & Notes (cost-$357,181,123)	395,931,731

OTHER MUNICIPAL BONDS & NOTES – 5.9%
	Iowa – 1.8%
8,700	Tobacco Settlement Auth. Rev., 5.60%, 6/1/34, Ser. B	7,797,636

	Louisiana – 0.1%
250	Tobacco Settlement Financing Corp. Rev., 5.875%, 5/15/39, Ser. 2001-B	251,035

	Ohio – 0.4%
2,250	Buckeye Tobacco Settlement Financing Auth. Rev., 5.875%, 6/1/47, Ser. A-2	1,756,418

	Puerto Rico – 2.3%
	Sales Tax Financing Corp. Rev.,
7,000	5.00%, 8/1/46, Ser. C	7,397,460
2,500	5.25%, 8/1/43, Ser. A-1	2,679,425

		10,076,885

	Texas – 1.3%
5,000	Wood Cnty. Central Hospital Dist. Rev., East Texas Medical Center Quitman Project, 6.00%, 11/1/41	5,389,950

	Total Other Municipal Bonds & Notes (cost-$25,692,914)	25,271,924

CALIFORNIA VARIABLE RATE NOTES (a)(d)(f)(g) – 2.3%
	Health Facs. Financing Auth. Rev.,
1,000	9.25%, 11/15/36, Ser. 3193	1,172,490
6,000	11.33%, 11/15/42, Ser. 3255	6,550,260
1,670	Sacramento Cnty. Sanitation Dists. Financing Auth. Rev., 13.549%, 8/1/13, Ser. 1034 (NPFGC)	2,100,376

	Total California Variable Rate Notes (cost-$6,406,777)	9,823,126

	Total Investments (cost-$389,280,814) – 100.0%	$431,026,781

18	PIMCO Municipal Income Funds Annual Report	4.30.12

PIMCO New York Municipal Income Fund Schedule of Investments

April 30, 2012

Principal Amount (000s)		Value
NEW YORK MUNICIPAL BONDS & NOTES – 95.3%
$1,600	Erie Cnty. Industrial Dev. Agcy. Rev., Orchard Park, Inc. Project, 6.00%, 11/15/36, Ser. A	$1,509,968
	Hudson Yards Infrastructure Corp. Rev., Ser. A,
2,000	5.25%, 2/15/47	2,168,080
4,000	5.75%, 2/15/47	4,529,720
	Liberty Dev. Corp. Rev.,
2,000	1 World Trade Center Project, 5.00%, 12/15/41	2,193,420
5,000	4 World Trade Center Project, 5.75%, 11/15/51	5,658,150
1,500	Bank of America Tower at One Bryant Park Project, 6.375%, 7/15/49	1,676,025
	Goldman Sachs Headquarters,
120	5.25%, 10/1/35	131,286
11,290	5.25%, 10/1/35 (h)	12,351,824
1,925	5.50%, 10/1/37	2,186,107
	Long Island Power Auth. Rev., Ser. A,
750	5.00%, 9/1/34 (AMBAC)	779,160
4,500	5.75%, 4/1/39	5,110,695
	Metropolitan Transportation Auth. Rev.,
6,650	5.00%, 7/1/30, Ser. A (AMBAC)	6,693,291
1,375	5.125%, 1/1/29, Ser. A	1,384,240
2,000	5.25%, 11/15/31, Ser. E	2,044,000
1,600	Nassau Cnty. Industrial Dev. Agcy. Rev., Amsterdam at Harborside, 6.70%, 1/1/43, Ser. A	1,193,792
3,500	New York City Health & Hospital Corp. Rev., 5.00%, 2/15/30, Ser. A	3,867,360
	New York City Industrial Dev. Agcy. Rev.,
1,000	Liberty Interactive Corp., 5.00%, 9/1/35	1,013,690
900	Pilot Queens Baseball Stadium, 6.50%, 1/1/46 (AGC)	977,733
1,820	Vaughn College Aeronautics, 5.25%, 12/1/36, Ser. B	1,744,798
3,200	Yankee Stadium, 7.00%, 3/1/49 (AGC)	3,716,544
2,000	New York City Municipal Water Finance Auth. Rev., Second Generation Resolutions, 5.00%, 6/15/32, Ser. HH	2,264,060
	New York City Municipal Water Finance Auth. Water & Sewer Rev.,
2,500	5.00%, 6/15/40, Ser. FF-2	2,696,750
5,000	Second Generation Resolutions, 4.75%, 6/15/35, Ser. DD (h)	5,345,900
5,000	New York City Transitional Finance Auth. Rev., 5.25%, 1/15/39, Ser. S-3	5,449,700
2,000	New York State Dormitory Auth. Rev., Mount Sinai Hospital, 5.00%, 7/1/31, Ser. A	2,137,780
1,000	Niagara Falls Public Water Auth. Water & Sewer Rev., 5.00%, 7/15/34, Ser. A (NPFGC)	1,010,140
600	Onondaga Cnty. Rev., Syracuse Univ. Project, 5.00%, 12/1/36	670,614
	Port Auth. of New York & New Jersey Rev.,
4,300	5.00%, 9/1/38, Ser. 132	4,444,867
1,000	JFK International Air Terminal, 6.00%, 12/1/36	1,130,030
	State Dormitory Auth. Rev.,
500	5.00%, 7/1/35, Ser. A	547,985

4.30.12	PIMCO Municipal Income Funds Annual Report	19

PIMCO New York Municipal Income Fund Schedule of Investments

April 30, 2012 (continued)

Principal Amount (000s)		Value
$1,000	5.00%, 3/15/38, Ser. A	$1,090,180
1,000	Fordham Univ., 5.50%, 7/1/36, Ser. A	1,120,570
1,300	Mount Sinai School of Medicine, 5.125%, 7/1/39	1,387,711
4,500	New York Univ., 5.00%, 7/1/38, Ser. C	4,865,805
1,225	NYU Hospitals Center, 6.00%, 7/1/40, Ser. A	1,385,892
1,000	Pratt Institute, 5.125%, 7/1/39, Ser. C (AGC)	1,075,850
	Sloan-Kettering Center Memorial,
2,500	4.50%, 7/1/35, Ser. A-1	2,634,525
4,000	5.00%, 7/1/34, Ser. 1 (Pre-refunded @ $100, 7/1/13) (c)	4,219,640
	Teachers College,
1,500	5.00%, 7/1/32 (NPFGC)	1,511,865
1,800	5.50%, 3/1/39	1,957,572
1,250	The New School, 5.50%, 7/1/40	1,372,088
1,275	Winthrop Univ. Hospital Assoc., 5.25%, 7/1/31, Ser. A (AMBAC)	1,277,614
2,000	State Environmental Facs. Corp. Rev., New York City Municipal Water Project, 5.125%, 6/15/31, Ser. D	2,009,600
1,800	State Urban Dev. Corp. Rev., 5.00%, 3/15/36, Ser. B-1 (h)	1,977,300
3,000	Triborough Bridge & Tunnel Auth. Rev., 5.25%, 11/15/34, Ser. A-2 (h)	3,407,280
3,000	Troy Capital Res. Corp. Rev., Rensselaer Polytechnic Institute Project, 5.125%, 9/1/40, Ser. A	3,219,300
5,860	Troy Industrial Dev. Auth. Rev., Rensselaer Polytechnic Institute Project, 4.625%, 9/1/26	6,473,835
1,455	TSACS, Inc. Rev., 5.125%, 6/1/42, Ser. 1	1,070,182
2,945	Warren & Washington Cntys. Industrial Dev. Agcy. Rev., Glens Falls Hospital Project, 5.00%, 12/1/27, Ser. C (AGM)	2,985,464
910	Westchester Cnty. Healthcare Corp. Rev., 6.125%, 11/1/37, Ser. C-2	1,045,981
200	Yonkers Economic Dev. Corp. Rev., Charter School of Educational Excellence Project, 6.00%, 10/15/30, Ser. A	203,302
400	Yonkers Industrial Dev. Agcy. Rev., Sarah Lawrence College Project, 6.00%, 6/1/41, Ser. A	436,008

	Total New York Municipal Bonds & Notes (cost-$124,508,621)	133,355,273

OTHER MUNICIPAL BONDS & NOTES – 4.7%
	Louisiana – 0.5%
750	Tobacco Settlement Financing Corp. Rev., 5.875%, 5/15/39, Ser. 2001-B	753,105

	Ohio – 1.1%
2,000	Buckeye Tobacco Settlement Financing Auth. Rev., 5.875%, 6/1/47, Ser. A-2	1,561,260

	Puerto Rico – 2.7%
1,000	Aqueduct & Sewer Auth. Rev., 6.00%, 7/1/44, Ser. A	1,055,640
	Sales Tax Financing Corp. Rev.,
1,000	5.25%, 8/1/43, Ser. A-1	1,071,770
1,500	5.75%, 8/1/37, Ser. A	1,662,585

		3,789,995

20	PIMCO Municipal Income Funds Annual Report	4.30.12

PIMCO New York Municipal Income Fund Schedule of Investments

April 30, 2012 (continued)

Principal Amount (000s)		Value
	U. S. Virgin Islands – 0.4%
$500	Virgin Islands Public Finance Auth. Rev., 5.00%, 10/1/39, Ser. A-1	$507,400

	Total Other Municipal Bonds & Notes (cost – $5,991,422)	6,611,760

	Total Investments (cost-$130,500,043) – 100.0%	$139,967,033

Notes to Schedules of Investments:

(a)	Private Placement – Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $11,924,915 and $11,090,301, representing 2.3% and 2.6% of total investments in Municipal and California Municipal, respectively.
(b)	Illiquid.
(c)	Pre-refunded bonds are collateralized by U.S. Government or other eligible securities which are held in escrow and used to pay principal and interest and retire the bonds at the earliest refunding date (payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate).
(d)	144A – Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.
(e)	In default.
(f)	Inverse Floater – The interest rate shown bears an inverse relationship to the interest rate on another security or the value of an index. The interest rate disclosed reflects the rate in effect on April 30, 2012.
(g)	Variable Rate Notes – Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on April 30, 2012.
(h)	Residual Interest Bonds held in Trust – Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which each Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction.
(i)	Restricted. The aggregate acquisition cost of such security is $935,300 in Municipal. The aggregate market value is $472,350, representing 0.1% of total investments in Municipal.

Glossary:

ACA	-	insured by American Capital Access Holding Ltd.
AGC	-	insured by Assured Guaranty Corp.
AGM	-	insured by Assured Guaranty Municipal Corp.
AMBAC	-	insured by American Municipal Bond Assurance Corp.
CA Mtg. Ins.	-	insured by California Mortgage Insurance
CA St. Mtg.	-	insured by California State Mortgage
CP	-	Certificates of Participation
FGIC	-	insured by Financial Guaranty Insurance Co.
FHA	-	insured by Federal Housing Administration
GO	-	General Obligation Bond
IBC	-	Insurance Bond Certificate
NPFGC	-	insured by National Public Finance Guarantee Corp.
TCRS	-	Temporary Custodian Receipts

See accompanying Notes to Financial Statements	4.30.12	PIMCO Municipal Income Funds Annual Report	21

PIMCO Municipal Income Funds Statements of Assets and Liabilities

April 30, 2012

	Municipal	California Municipal	New York Municipal

Assets:
Investments, at value (cost-$467,554,201, $389,280,814 and $130,500,043, respectively)	$515,981,711	$431,026,781	$139,967,033
Cash	9,661,558	2,080,960	1,596,086
Interest receivable	8,960,637	7,249,411	1,952,028
Deposits with brokers for futures contracts collateral	140,000	112,000	28,000
Prepaid expenses and other assets	77,934	1,111,689	1,666,044
Total Assets	534,821,840	441,580,841	145,209,191

Liabilities:
Payable for Floating Rate Notes issued	15,563,277	35,765,500	10,476,876
Dividends payable to common and preferred shareholders	2,062,258	1,428,701	439,493
Investment management fees payable	252,440	197,118	65,603
Interest payable	33,739	88,759	20,972
Payable for variation margin on futures contracts	7,813	6,250	1,563
Accrued expenses and other liabilities	161,559	224,269	78,930
Total Liabilities	18,081,086	37,710,597	11,083,437
Preferred Shares ($0.00001 par value and $25,000 liquidation preference per share applicable to an aggregate of 7,600, 6,000 and 1,880 shares issued and outstanding, respectively)	190,000,000	150,000,000	47,000,000
Net Assets Applicable to Common Shareholders	$326,740,754	$253,870,244	$87,125,754

Composition of Net Assets Applicable to Common Shareholders:
Common Shares (no par value):
Paid-in-capital	$343,881,851	$250,081,673	$101,786,800
Undistributed net investment income	5,599,470	9,754,846	2,307,100
Accumulated net realized loss	(70,992,827)	(47,404,684)	(26,353,103)
Net unrealized appreciation of investments and futures contracts	48,252,260	41,438,409	9,384,957
Net Assets Applicable to Common Shareholders	$326,740,754	$253,870,244	$87,125,754
Common Shares Issued and Outstanding	25,265,935	18,466,278	7,658,671
Net Asset Value Per Common Share	$12.93	$13.75	$11.38

22	PIMCO Municipal Income Funds Annual Report	4.30.12	See accompanying Notes to Financial Statements

PIMCO Municipal Income Funds Statements of Operations

Year ended April 30, 2012

	Municipal	California Municipal	New York Municipal

Investment Income:
Interest	$29,164,612	$23,195,029	$6,841,369

Expenses:
Investment management fees	3,188,353	2,484,018	836,679
Auction agent fees and commissions	318,280	245,675	78,200
Interest expense	187,367	268,555	54,586
Custodian and accounting agent fees	102,331	106,427	54,827
Audit and tax services	68,761	62,018	43,001
Shareholder communications	56,090	36,699	18,298
Trustees’ fees and expenses	44,534	37,672	13,533
Transfer agent fees	37,156	36,719	35,079
New York Stock Exchange listing fees	17,572	17,493	20,629
Insurance expense	12,600	9,017	3,567
Legal fees	9,675	7,740	5,805
Miscellaneous	15,444	14,042	12,399
Total Expenses	4,058,163	3,326,075	1,176,603
Less: investment management fees waived	(206,138)	(160,580)	(53,945)
custody credits earned on cash balances	(1,328)	(1,015)	(611)
Net Expenses	3,850,697	3,164,480	1,122,047

Net Investment Income	25,313,915	20,030,549	5,719,322

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	780,662	70,450	1,419,991
Futures contracts	267,808	207,688	71,051
Swaps	(4,431,799)	(11,472,377)	(2,372,276)
Net change in unrealized appreciation/depreciation of:
Investments	58,092,323	51,245,407	11,319,175
Futures contracts	(351,605)	(281,284)	(70,321)
Swaps	911,084	2,315,148	372,095
Net realized and change in unrealized gain on investments, futures contracts and swaps	55,268,473	42,085,032	10,739,715
Net Increase in Net Assets Resulting from Investment Operations	80,582,388	62,115,581	16,459,037
Dividends on Preferred Shares from Net Investment Income	(438,548)	(347,737)	(107,654)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$80,143,840	$61,767,844	$16,351,383

See accompanying Notes to Financial Statements	4.30.12	PIMCO Municipal Income Funds Semi-Annual Report	23

PIMCO Municipal Income Funds Statements of Changes in Net Assets

Applicable to Common Shareholders

	Municipal
	Year ended April 30, 2012	Year ended April 30, 2011
Investment Operations:
Net investment income	$25,313,915	$26,927,704
Net realized gain (loss) on investments, futures contracts and swaps	(3,383,329)	(2,212,708)
Net change in unrealized appreciation/depreciation of investments, futures contracts and swaps	58,651,802	(25,572,174)
Net increase (decrease) in net assets resulting from investment operations	80,582,388	(857,178)
Dividends on Preferred Shares from Net Investment Income	(438,548)	(805,715)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	80,143,840	(1,662,893)
Dividends to Common Shareholders from Net Investment Income	(24,597,218)	(24,482,358)

Common Share Transactions:
Reinvestment of dividends	1,278,223	1,604,452
Total increase (decrease) in net assets applicable to common shareholders	56,824,845	(24,540,799)

Net Assets Applicable to Common Shareholders:
Beginning of year	269,915,909	294,456,708
End of year (including undistributed net investment income of $5,599,470 and $5,154,164; $9,754,846 and $7,054,241; $2,307,100 and $1,845,161; respectively)	$326,740,754	$269,915,909

Common Shares Issued in Reinvestment of Dividends	98,255	123,701

24	PIMCO Municipal Income Funds Semi-Annual Report	10.31.11	See accompanying Notes to Financial Statements

PIMCO Municipal Income Funds Statements of Changes in Net Assets

Applicable to Common Shareholders (continued)

California Municipal		New York Municipal
Year ended April 30, 2012	Year ended April 30, 2011	Year ended April 30, 2012	Year ended April 30, 2011

$20,030,549	$20,708,483	$5,719,322	$6,116,196
(11,194,239)	(2,535,504)	(881,234)	617,536
53,279,271	(28,431,908)	11,620,949	(7,055,963)
62,115,581	(10,258,929)	16,459,037	(322,231)
(347,737)	(638,444)	(107,654)	(202,506)
61,767,844	(10,897,373)	16,351,383	(524,737)
(17,034,147)	(16,948,939)	(5,232,071)	(5,210,008)

989,256	1,201,620	278,520	388,870
45,722,953	(26,644,692)	11,397,832	(5,345,875)

208,147,291	234,791,983	75,727,922	81,073,797
$253,870,244	$208,147,291	$87,125,754	$75,727,922

79,651	96,054	26,484	36,764

See accompanying Notes to Financial Statements	10.31.11	PIMCO Municipal Income Funds Semi-Annual Report	25

PIMCO Municipal Income Funds Notes to Financial Statements

April 30, 2012

1. Organization and Significant Accounting Policies

PIMCO Municipal Income Fund (‘‘Municipal’’), PIMCO California Municipal Income Fund (‘‘California Municipal’’) and PIMCO New York Municipal Income Fund (‘‘New York Municipal’’), each a “Fund” and collectively referred to as the ‘‘Funds’’ or ‘‘PIMCO Municipal Income Funds’’, were organized as Massachusetts business trusts on May 10, 2001. Prior to commencing operations on June 29, 2001, the Funds had no operations other than matters relating to their organization and registration as non-diversified, closed-end management investment companies registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Funds’ investment manager and is an indirect, wholly-owned subsidiary of Allianz Asset Management of America L.P. (“AAM”), formerly Allianz Global Investors of America L.P. prior to December 31, 2011. AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Each Fund has an unlimited amount of no par value per share of common shares authorized.

Under normal market conditions, Municipal invests substantially all of its assets in a portfolio of municipal bonds, the interest from which is exempt from federal income taxes. Under normal market conditions, California Municipal invests substantially all of its assets in municipal bonds which pay interest that is exempt from federal and California state income taxes. Under normal market conditions, New York Municipal invests substantially all of its assets in municipal bonds which pay interest that is exempt from federal, New York State and New York City income taxes. There can be no assurance that the Funds will meet their stated objectives. The Funds will generally seek to avoid investing in bonds generating interest income which could potentially subject individuals to alternative minimum tax. The issuers’ abilities to meet their obligations may be affected by economic and political developments in a specific state or region.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with Generally Accepted Accounting Principles (”GAAP”) and International Financial Reporting Standards (“IFRSs”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with GAAP and IFRSs. The ASU is effective prospectively for interim or annual periods beginning on or after December 15, 2011. The Funds’ management is evaluating the implications of this change.

In December 2011, the FASB issued ASU No. 2011-11, “Disclosures About Offsetting Assets and Liabilities,” which requires enhanced disclosures that will enable users to evaluate the effect or potential effect of netting arrangements on an entity’s financial position, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments. The amendments are effective for fiscal years beginning on or after January 1, 2013. The Funds are currently evaluating the effect that the guidance may have on their financial statements.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available, or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established

26	PIMCO Municipal Income Funds Annual Report	4.30.12

PIMCO Municipal Income Funds Notes to Financial Statements

April 30, 2012

1. Organization and Significant Accounting Policies (continued)

by the Board of Trustees. The Funds' investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange-traded futures are valued at the price determined by the relevant exchange. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the Funds’ financial statements. Each Fund’s net asset value (“NAV”) is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 — quoted prices in active markets for identical investments that the Funds have the ability to access
•

Level 2 — valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3 — valuations based on significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The valuation techniques used by the Funds to measure fair value during the year ended April 30, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with GAAP.

Municipal Bonds & Notes and Variable Rate Notes — Municipal bonds & notes and variable rate notes are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent that these inputs are observable, the values of municipal bonds & notes and variable rate notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

4.30.12	PIMCO Municipal Income Funds Annual Report	27

PIMCO Municipal Income Funds Notes to Financial Statements

April 30, 2012

1. Organization and Significant Accounting Policies (continued)

The Funds' policy is to recognize transfers between levels at the end of the reporting period.

A summary of the inputs used at April 30, 2012 in valuing each Fund’s assets and liabilities is listed below (refer to the Schedules of Investments and Note 5(a) for more detailed information on Investments in Securities and Other Financial Instruments):

Municipal:
	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 4/30/12
Investments in Securities – Assets
Municipal Bonds & Notes:
Alaska	—	$3,838,125	$482,850	$4,320,975
Tennessee	—	11,177,488	472,350	11,649,838
All Other	—	488,558,333	—	488,558,333
Variable Rate Notes	—	11,452,565	—	11,452,565
Total Investments in Securities – Assets	—	$515,026,511	$955,200	$515,981,711
Other Financial Instruments* – Liabilities
Interest Rate Contracts	$(351,605)	—	—	$(351,605)
Total Investments	$(351,605)	$515,026,511	$955,200	$515,630,106

California Municipal:
	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 4/30/12
Investments in Securities – Assets
California Municipal Bonds & Notes:	—	$395,303,831	$627,900	$395,931,731
Other Municipal Bonds & Notes	—	25,271,924	—	25,271,924
California Variable Rate Notes	—	9,823,126	—	9,823,126
Total Investments in Securities – Assets	—	$430,398,881	$627,900	$431,026,781
Other Financial Instruments* – Liabilities
Interest Rate Contracts	$(281,284)	—	—	$(281,284)
Total Investments	$(281,284)	$430,398,881	$627,900	$430,745,497

New York Municipal:
	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 4/30/12
Investments in Securities – Assets
New York Municipal Bonds & Notes	—	$133,355,273	—	$133,355,273
Other Municipal Bonds & Notes	—	6,611,760	—	6,611,760
Total Investments in Securities – Assets	—	$139,967,033	—	$139,967,033
Other Financial Instruments* – Liabilities
Interest Rate Contracts	$(70,321)	—	—	$(70,321)
Total Investments	$(70,321)	$139,967,033	—	$139,896,712

*	Other financial instruments are futures contracts not reflected in the Schedules of Investments which are valued at the unrealized appreciation (depreciation) of the instrument.

28	PIMCO Municipal Income Funds Annual Report	4.30.12

PIMCO Municipal Income Funds Notes to Financial Statements

April 30, 2012

1. Organization and Significant Accounting Policies (continued)

There were no significant transfers between Levels 1 and 2 during the year ended April 30, 2012.

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended April 30, 2012, was as follows:

Municipal:
	Beginning Balance 4/30/11	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3	Ending Balance 4/30/12
Investments in Securities – Assets
Municipal Bonds & Notes:
Alaska	—	—	—	—	—	—	$482,850	—	$482,850
Tennessee	$472,350	—	—	—	—	—	—	—	472,350
Total Investments	$472,350	—	—	—	—	—	$482,850	—	$955,200

California Municipal:
	Beginning Balance 4/30/11	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3	Ending Balance 4/30/12
Investments in Securities – Assets
California Municipal Bonds & Notes	—	—	—	—	—	—	$627,900	—	$627,900
Total Investments	—	—	—	—	—	—	$627,900	—	$627,900

**	Transferred out of Level 2 into Level 3 because sufficient observable inputs were not available.

The net change in unrealized depreciation of Level 3 investments which Municipal and California Municipal held at April 30, 2012, was $(12,150) and $(16,735), respectively. Net change in unrealized depreciation is reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premium is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities.

(d) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds' management has determined that its evaluation has resulted in no material impact to the Funds' financial statements at April 30, 2012. The Funds' federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions — Common Shares

The Funds declare dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid at least annually. The Funds record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net

4.30.12	PIMCO Municipal Income Funds Annual Report	29

PIMCO Municipal Income Funds Notes to Financial Statements

April 30, 2012

1. Organization and Significant Accounting Policies (continued)

realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as taxable overdistributions and/or return of capital.

(f) Inverse Floating Rate Transactions — Residual Interest Municipal Bonds (‘‘RIBs’’) / Residual Interest Tax Exempt Bonds (‘‘RITEs’’)

The Funds invest in RIBs and RITEs (‘‘Inverse Floaters’’), whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. In inverse floating rate transactions, the Funds sell a fixed rate municipal bond (‘‘Fixed Rate Bond’’) to a broker who places the Fixed Rate Bond in a special purpose trust (‘‘Trust’’) from which floating rate bonds (‘‘Floating Rate Notes’’) and Inverse Floaters are issued. The Funds simultaneously or within a short period of time, purchase the Inverse Floaters from the broker. The Inverse Floaters held by the Funds provide the Funds with the right to: (1) cause the holders of the Floating Rate Notes to tender their notes at par, and (2) cause the broker to transfer the Fixed-Rate Bond held by the Trust to the Funds, thereby collapsing the Trust. The Funds account for the transaction described above as a secured borrowing by including the Fixed Rate Bond in their Schedules of Investments, and account for the Floating Rate Notes as a liability under the caption ‘‘Payable for Floating Rate Notes issued’’ in the Funds' Statements of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date.

The Funds may also invest in Inverse Floaters without transferring a fixed rate municipal bond into a Trust, which are not accounted for as secured borrowings. The Funds may also invest in Inverse Floaters for the purpose of increasing leverage.

The Inverse Floaters are created by dividing the income stream provided by the underlying bonds to create two securities, one short-term and one long-term. The interest rate on the short-term component is reset by an index or auction process typically every 7 to 35 days. After income is paid on the short-term securities at current rates, the residual income from the underlying bond(s) goes to the long-term securities. Therefore, rising short-term rates result in lower income for the long-term component and vice versa. The longer-term bonds may be more volatile and less liquid than other municipal bonds of comparable maturity. Investments in Inverse Floaters typically will involve greater risk than in an investment in Fixed Rate Bonds.

The Funds' restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes. Inverse Floaters held by the Funds are exempt from registration under Rule 144A of the Securities Act of 1933.

In addition to general market risks, the Funds’ investments in Inverse Floaters may involve greater risk and volatility than an investment in a fixed rate bond, and the value of Inverse Floaters may decrease significantly when market interest rates increase. Inverse Floaters have varying degrees of liquidity, and the market for these securities may be volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, Inverse Floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Trusts in which Inverse Floaters may be held could be terminated due to market, credit or other events beyond the Funds’ control, which could require the Funds to reduce leverage and dispose of portfolio investments at inopportune times and prices.

(g) Restricted Securities

The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

30	PIMCO Municipal Income Funds Annual Report	4.30.12

PIMCO Municipal Income Funds Notes to Financial Statements

April 30, 2012

1. Organization and Significant Accounting Policies (continued)

(h) Custody Credits on Cash Balances

The Funds benefit from an expense offset arrangement with their custodian bank, whereby uninvested cash balances earn credits that reduce monthly custodian and accounting agent fees. Had these cash balances been invested in income-producing securities, they would have generated income for the Funds. Cash overdraft charges, if any, are included in custodian and accounting agent fees.

(i) Interest Expense

Interest expense primarily relates to the Funds' participation in floating rate notes held by third parties in conjunction with Inverse Floater transactions.

2. Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, credit and leverage risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Funds hold variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

The market values of securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Funds’ sub-adviser, Pacific Investment Management Company LLC (the “Sub-Adviser”), an affiliate of the Investment Manager, seeks to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

4.30.12	PIMCO Municipal Income Funds Annual Report	31

PIMCO Municipal Income Funds Notes to Financial Statements

April 30, 2012

2. Principal Risks (continued)

The Funds are exposed to risks associated with leverage. Leverage causes the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

The Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions and over-the-counter derivatives entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Funds.

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Funds sometimes use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

(a) Futures Contracts

The Funds use futures contracts to manage their exposure to movements in interest rates. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates, and possibly inability or unwillingness of counterparties to meet the terms of their contracts.

(b) Swap Agreements

Swap agreements are bilaterally negotiated agreements between the Funds and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Funds enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order to manage their exposure to credit, currency and interest rate risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Funds’ Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Funds’ Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Funds’ Statements of

32	PIMCO Municipal Income Funds Annual Report	4.30.12

PIMCO Municipal Income Funds Notes to Financial Statements

April 30, 2012

3. Financial Derivative Instruments (continued)

Operations. Net periodic payments received or paid by the Funds are included as part of realized gains or losses on the Funds’ Statements of Operations. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/depreciation on the Funds’ Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on centrally cleared swaps on the Funds’ Statements of Assets and Liabilities.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Funds’ Statements of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Interest Rate Swap Agreements — Interest rate swap agreements involve the exchange by the Funds with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments, with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

At April 30, 2012 there were no interest rate swaps agreements held by the Funds.

The following is a summary of the fair valuation of the Funds’ derivatives categorized by risk exposure.

The effect of derivatives on the Statements of Assets and Liabilities at April 30, 2012:

Municipal:
Location	Interest Rate Contracts
Liability derivatives:
Payable for variation margin on futures contracts*	$(7,813)

California Municipal:
Location	Interest Rate Contracts
Liability derivatives:
Payable for variation margin on futures contracts*	$(6,250)

New York Municipal:
Location	Interest Rate Contracts
Liability derivatives:
Payable for variation margin on futures contracts*	$(1,563)

*	Included in the net unrealized depreciation of $351,605, $281,284 and $70,321 on futures contracts, for Municipal, California Municipal and New York Municipal as reported in section 5(a) of the Notes to Financial Statements.

4.30.12	PIMCO Municipal Income Funds Annual Report	33

PIMCO Municipal Income Funds Notes to Financial Statements

April 30, 2012

3. Financial Derivative Instruments (continued)

The effect of derivatives on the Statements of Operations for the year ended April 30, 2012:

Municipal:
Location	Interest Rate Contracts
Net realized gain (loss) on:
Futures contracts	$267,808
Swaps	(4,431,799)

Total net realized gain (loss)	$(4,163,991)

Net change in unrealized appreciation/depreciation of:
Futures contracts	$(351,605)
Swaps	911,084

Total net change in unrealized appreciation/depreciation	$559,479

California Municipal:
Location	Interest Rate Contracts
Net realized gain (loss) on:
Futures contracts	$207,688
Swaps	(11,472,377)

Total net realized gain (loss)	$(11,264,689)

Net change in unrealized appreciation/depreciation of:
Futures contracts	$(281,284)
Swaps	2,315,148

Total net change in unrealized appreciation/depreciation	$2,033,864

New York Municipal:
Location	Interest Rate Contracts
Net realized gain (loss) on:
Futures contracts	$71,051
Swaps	(2,372,276)

Total net realized gain (loss)	$(2,301,225)

Net change in unrealized appreciation/depreciation of:
Futures contracts	$(70,321)
Swaps	372,095

Total net change in unrealized appreciation/depreciation	$301,774

The average volume of derivative activity (measured at each fiscal quarter-end) during the year ended April 30, 2012:

	Futures Contracts Short(1)	Interest Rate Swap Agreements(2)
Municipal	(10)	$6,160
California Municipal	(8)	15,120
New York Municipal	(2)	3,120

(1)	Number of contracts
(2)	Notional amount (in thousands)

34	PIMCO Municipal Income Funds Annual Report	4.30.12

PIMCO Municipal Income Funds Notes to Financial Statements

April 30, 2012

4. Investment Manager/Sub-Adviser

Each Fund has an Investment Management Agreement (each an “Agreement”) with the Investment Manager. Subject to the supervision of the Funds’ Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Funds’ investment activities, business affairs and administrative matters. Pursuant to each Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.65% of each Fund’s average daily net assets, inclusive of daily net assets attributable to any Preferred Shares outstanding. The Investment Manager has voluntarily agreed to waive a portion of its fee for each Fund at the annual rate of 0.05% of each Fund’s average daily net assets, inclusive of net assets attributable to any Preferred Shares that were outstanding, for the period from July 1, 2011 through June 30, 2012. For the year ended April 30, 2012, each Fund paid investment management fees at an effective rate of 0.61% of each Fund’s average daily net assets, inclusive of net assets attributable to any Preferred Shares that were outstanding.

The Investment Manager has retained the Sub-Adviser to manage the Funds’ investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Funds’ investment decisions. The Investment Manager, and not the Funds, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

5. Investments in Securities

For the year ended April 30, 2012, purchases and sales of investments, other than short-term securities and U.S. government obligations, were as follows:

	Purchases	Sales
Municipal	$88,562,052	$116,751,034
California Municipal	36,694,871	45,313,240
New York Municipal	28,671,674	32,492,008

(a) Futures contracts outstanding at April 30, 2012:

Municipal:
	Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Depreciation
Short:	30-Year U.S. Treasury Bond Futures	(50)	$(7,144)	6/20/12	$(351,605)

California Municipal:
	Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Depreciation
Short:	30-Year U.S. Treasury Bond Futures	(40)	$(5,715)	6/20/12	$(281,284)

New York Municipal:
	Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Depreciation
Short:	30-Year U.S. Treasury Bond Futures	(10)	$(1,429)	6/20/12	$(70,321)

At April 30, 2012 Municipal, California Municipal and New York Municipal pledged $140,000, $112,000 and $28,000, respectively, in cash as collateral for futures contracts.

(b) Floating rate notes:

The weighted average daily balance of Floating Rate Notes outstanding during the year ended April 30, 2012 for Municipal, California Municipal and New York Municipal was $20,681,270, $35,887,768 and $10,476,876 at a weighted average interest rate, including fees, of 0.91%, 0.75% and 0.52%, respectively.

4.30.12	PIMCO Municipal Income Funds Annual Report	35

PIMCO Municipal Income Funds Notes to Financial Statements

April 30, 2012

6. Income Tax Information

For the year ended April 30, 2012, the tax character of dividends paid by the Funds were as follows:

	Ordinary Income Distributions	Tax Exempt Income
Municipal	$445,895	$24,589,871
California Municipal	243,630	17,138,254
New York Municipal	27,309	5,312,416

For the year ended April 30, 2011, the tax character of dividends paid by the Funds were as follows:

	Ordinary Income	Tax Exempt Income
Municipal	$2,345,022	$22,943,051
California Municipal	1,445,397	16,141,986
New York Municipal	464,408	4,948,106

At April 30, 2012, the components of distributable earnings were as follows:

	Tax Exempt Income	Capital Loss Carryforwards(1)	Post – October Capital Loss(2)
			Short-Term	Long-Term
Municipal	$5,599,470	$71,685,709	—	—
California Municipal	9,754,846	45,012,856	—	$1,800,462
New York Municipal	2,307,100	26,376,958	—	—

(1)	Capital loss carryforwards available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be disbursed.
(2)	Capital losses realized during the period November 1, 2011 through April 30, 2012 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred in those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

At April 30, 2012, the Funds had capital loss carryforward amounts as follows:

								No Expiration(3)
	2013	2014	2015	2016	2017	2018	2019	Short-Term	Long-Term
Municipal	$12,156,912	$1,105,730	$459,581	$3,577,024	$890,721	$49,231,992	—	$3,906,753	$356,996
California Municipal	6,552,094	1,951,329	—	—	—	23,866,648	—	11,848,293	794,492
New York Municipal	4,622,781	243,785	—	—	3,099,084	16,947,180	—	1,464,128	—

(3)	Carryforward amounts are subject to the provisions of the Act.

36	PIMCO Municipal Income Funds Annual Report	4.30.12

PIMCO Municipal Income Funds Notes to Financial Statements

April 30, 2012

6. Income Tax Information (continued)

For the year ended April 30, 2012, the Funds had capital loss carryforwards which were utilized and/or expired as follows:

Expired
Municipal	$1,890,888
California Municipal	4,391,323
New York Municipal	2,679,047

For the year ended April 30, 2012, permanent “book-tax” adjustments were as follows:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital In Excess of Par
Municipal (a)(b)	$167,157	$1,723,731	$(1,890,888)
California Municipal (a)(b)	51,940	4,339,383	(4,391,323)
New York Municipal (a)(b)	82,342	2,596,705	(2,679,047)

These permanent “book-tax” differences were primarily attributable to:

(a)	Differing treatment of Inverse Floaters
(b)	Expiring Capital Loss Carryforwards

Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

The cost basis of investments for federal income tax purposes and gross unrealized appreciation and gross unrealized depreciation of investments at April 30, 2012 were:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Municipal	$451,503,067	$55,866,181	$6,921,037	$48,945,144
California Municipal	355,383,596	42,133,418	1,286,372	40,847,046
New York Municipal	121,699,543	10,100,748	691,939	9,408,809

Differences between book and tax cost basis were primarily attributable to Inverse Floater transactions.

7. Auction-Rate Preferred Shares

Municipal has 1,520 shares of Preferred Shares Series A, 1,520 shares of Preferred Shares Series B, 1,520 shares of Preferred Shares Series C, 1,520 shares of Preferred Shares Series D and 1,520 shares of Preferred Shares Series E outstanding, each with a liquidation preference value of $25,000 per share plus any accumulated, unpaid dividends.

California Municipal has 2,000 shares of Preferred Shares Series A, 2,000 shares of Preferred Shares Series B and 2,000 shares of Preferred Shares Series C outstanding, each with a liquidation preference value of $25,000 per share plus any accumulated, unpaid dividends.

New York Municipal has 1,880 shares of Preferred Shares Series A outstanding, with a liquidation preference value of $25,000 per share plus any accumulated, unpaid dividends.

Dividends are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures (or through default procedures in the event of auction failure). Distributions of net realized capital gains, if any, are paid annually.

4.30.12	PIMCO Municipal Income Funds Annual Report	37

PIMCO Municipal Income Funds Notes to Financial Statements

April 30, 2012

7. Auction-Rate Preferred Shares (continued)

For the year ended April 30, 2012, the annualized dividend rates for each Fund ranged from:

	High	Low	At April 30, 2012
Municipal:
Series A	0.396%	0.107%	0.381%
Series B	0.411%	0.107%	0.381%
Series C	0.411%	0.107%	0.381%
Series D	0.411%	0.107%	0.381%
Series E	0.411%	0.107%	0.381%

California Municipal:
Series A	0.396%	0.107%	0.381%
Series B	0.411%	0.107%	0.381%
Series C	0.411%	0.107%	0.381%

New York Municipal:
Series A	0.411%	0.107%	0.381%

The Funds are subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Funds from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation preference value plus any accumulated, unpaid dividends.

Preferred shareholders, who are entitled to one vote per share, generally vote together with the common shareholders but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Funds have been directly impacted by an unprecedented lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and the ARPS holders have continued to receive dividends at the defined “maximum rate” equal to the higher of the 30-day “AA” Composite Commercial Paper Rate multiplied by 110% or the Taxable Equivalent of the Short-Term Municipal Obligations Rate - defined as 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30-day High Grade Index divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal) multiplied by 110% (which is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction). If the Funds’ ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Funds’ common shareholders could be adversely affected.

8. Subsequent Events

On May 1, 2012, the following dividends were declared to common shareholders payable June 1, 2012 to shareholders of record on May 11, 2012:

Municipal	$0.08125 per common share
California Municipal	$0.077 per common share
New York Municipal	$0.057 per common share

38	PIMCO Municipal Income Funds Annual Report	4.30.12

PIMCO Municipal Income Funds Notes to Financial Statements

April 30, 2012

8. Subsequent Events (continued)

On June 1, 2012, the following dividends were declared to common shareholders payable July 2, 2012 to shareholders of record on June 11, 2012:

Municipal	$0.08125 per common share
California Municipal	$0.077 per common share
New York Municipal	$0.057 per common share

There were no other events that require recognition or disclosure. In preparing these financial statements, Funds management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

4.30.12	PIMCO Municipal Income Funds Annual Report	39

PIMCO Municipal Income Fund Financial Highlights

For a common share outstanding throughout each year:

			Year ended April 30,
	2012		2011	2010		2009		2008
Net asset value, beginning of year	$10.72		$11.76	$9.38		$12.96		$14.85

Investment Operations:
Net investment income	1.01		1.07	1.18		1.13		1.12
Net realized and change in unrealized gain (loss) on investments, futures contracts, options written and swaps	2.20		(1.10)	2.22		(3.53)		(1.74)
Total from investment operations	3.21		(0.03)	3.40		(2.40)		(0.62)

Dividends on Preferred Shares from Net Investment Income	(0.02)		(0.03)	(0.04)		(0.20)		(0.29)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	3.19		(0.06)	3.36		(2.60)		(0.91)

Dividends to Common Shareholders from Net Investment Income	(0.98)		(0.98)	(0.98)		(0.98)		(0.98)
Net asset value, end of year	$12.93		$10.72	$11.76		$9.38		$12.96
Market price, end of year	$15.28		$12.92	$13.72		$11.40		$16.46
Total Investment Return (1)	27.20%		1.54%	30.34%		(24.58)%		(2.47)%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of year (000s)	$326,741		$269,916	$294,457		$233,507		$321,268
Ratio of expenses to average net assets, including interest expense (2)(3)(4)	1.28	%(5)	1.44%	1.46	%(5)	1.64	%(5)	1.51	%(5)
Ratio of expenses to average net assets, excluding interest expense (2)(3)	1.22	%(5)	1.34%	1.34	%(5)	1.42	%(5)	1.20	%(5)
Ratio of net investment income to average net assets (2)	8.42	%(5)	9.43%	10.77	%(5)	10.65	%(5)	8.07	%(5)
Preferred shares asset coverage per share	$67,990		$60,514	$63,743		$55,722		$65,143
Portfolio turnover rate	18%		15%	11%		60%		32%

(1)	Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.
(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See Note 1(h) in Notes to Financial Statements).
(4)	Interest expense primarily relates to the liability for floating rate notes issued in connection with Inverse Floater transactions and/or participation in reverse repurchase agreement transactions.
(5)	During the years indicated above, the Investment Manager waived a portion of its fees. The effect of such waivers relative to the average net assets of common shareholders was 0.07%, 0.01%, 0.10% and 0.17% for the years ended April 30, 2012, April 30, 2010, April 30, 2009 and April 30, 2008, respectively.

40	PIMCO Municipal Income Funds Annual Report	4.30.12	See accompanying Notes to Financial Statements

PIMCO California Municipal Income Fund Financial Highlights

For a common share outstanding throughout each year:

			Year ended April 30,
	2012		2011	2010		2009		2008
Net asset value, beginning of year	$11.32		$12.84	$10.61		$13.62		$14.84

Investment Operations:
Net investment income	1.08		1.12	1.21		1.08		1.07
Net realized and change in unrealized gain (loss) on investments, futures contracts, options written and swaps	2.29		(1.69)	1.98		(2.96)		(1.09)
Total from investment operations	3.37		(0.57)	3.19		(1.88)		(0.02)

Dividends on Preferred Shares from Net Investment Income	(0.02)		(0.03)	(0.04)		(0.21)		(0.28)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	3.35		(0.60)	3.15		(2.09)		(0.30)

Dividends to Common Shareholders from Net Investment Income	(0.92)		(0.92)	(0.92)		(0.92)		(0.92)
Net asset value, end of year	$13.75		$11.32	$12.84		$10.61		$13.62
Market price, end of year	$14.83		$11.99	$13.29		$12.18		$15.83
Total Investment Return (1)	32.94%		(2.79)%	17.72%		(16.72)%		(4.88)%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of year (000s)	$253,870		$208,147	$234,792		$192,849		$246,613
Ratio of expenses to average net assets, including interest expense (2)(3)(4)	1.36	%(5)	1.48%	1.49	%(5)	1.66	%(5)	1.41	%(5)
Ratio of expenses to average net assets, excluding interest expense (2)(3)	1.25	%(5)	1.34%	1.34	%(5)	1.39	%(5)	1.15	%(5)
Ratio of net investment income to average net assets (2)	8.63	%(5)	9.21%	10.15	%(5)	9.42	%(5)	7.57	%(5)
Preferred shares asset coverage per share	$67,310		$59,689	$64,130		$57,140		$66,086
Portfolio turnover rate	9%		19%	8%		42%		14%

(1)	Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.
(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See Note 1(h) in Notes to Financial Statements).
(4)	Interest expense primarily relates to the liability for floating rate notes issued in connection with Inverse Floater transactions and/or participation in reverse repurchase agreement transactions.
(5)	During the years indicated above, the Investment Manager waived a portion of its fees. The effect of such waivers relative to the average net assets of common shareholders was 0.07%, 0.01%, 0.10% and 0.17% for the years ended April 30, 2012, April 30, 2010, April 30, 2009 and April 30, 2008, respectively.

See accompanying Notes to Financial Statements	4.30.12	PIMCO Municipal Income Funds Annual Report	41

PIMCO New York Municipal Income Fund Financial Highlights

For a common share outstanding throughout each year:

			Year ended April 30,
	2012		2011	2010		2009		2008
Net asset value, beginning of year	$9.92		$10.67	$9.19		$12.70		$13.74

Investment Operations:
Net investment income	0.74		0.80	0.88		0.87		0.97
Net realized and change in unrealized gain (loss) on investments, futures contracts, options written and swaps	1.41		(0.84)	1.31		(3.50)		(1.03)
Total from investment operations	2.15		(0.04)	2.19		(2.63)		(0.06)

Dividends on Preferred Shares from Net Investment Income	(0.01)		(0.03)	(0.03)		(0.20)		(0.30)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	2.14		(0.07)	2.16		(2.83)		(0.36)

Dividends to Common Shareholders from Net Investment Income	(0.68)		(0.68)	(0.68)		(0.68)		(0.68)
Net asset value, end of year	$11.38		$9.92	$10.67		$9.19		$12.70
Market price, end of year	$11.73		$9.89	$11.18		$9.90		$13.06
Total Investment Return (1)	26.36%		(5.57)%	20.76%		(18.80)%		(8.31)%

RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of year (000s)	$87,126		$75,728	$81,074		$69,482		$95,691
Ratio of expenses to average net assets, including interest expense (2)(3)(4)	1.37	%(5)	1.51%	1.52	%(5)	1.86	%(5)	2.00	%(5)
Ratio of expenses to average net assets, excluding interest expense (2)(3)	1.31	%(5)	1.42%	1.41	%(5)	1.62	%(5)	1.32	%(5)
Ratio of net investment income to average net assets (2)	7.00	%(5)	7.70%	8.71	%(5)	8.49	%(5)	7.41	%(5)
Preferred shares asset coverage per share	$71,341		$65,279	$68,123		$61,957		$62,969
Portfolio turnover rate	21%		29%	11%		37%		14%

(1)	Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.
(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See Note 1(h) in Notes to Financial Statements).
(4)	Interest expense primarily relates to the liability for floating rate notes issued in connection with Inverse Floater transactions and/or participation in reverse repurchase agreement transactions.
(5)	During the years indicated above, the Investment Manager waived a portion of its fees. The effect of such waivers relative to the average net assets of common shareholders was 0.07%, 0.01%, 0.10% and 0.18% for the years ended April 30, 2012, April 30, 2010, April 30, 2009 and April 30, 2008, respectively.

42	PIMCO Municipal Income Funds Annual Report	4.30.12	See accompanying Notes to Financial Statements

PIMCO Municipal Income Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of:

PIMCO Municipal Income Fund,

PIMCO California Municipal Income Fund and

PIMCO New York Municipal Income Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets applicable to common shareholders and the financial highlights present fairly, in all material respects, the financial position of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund and PIMCO New York Municipal Income Fund (collectively hereafter referred to as the “Funds”) at April 30, 2012, the results of their operations for the year then ended, the changes in their net assets applicable to common shareholders for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

June 25, 2012

4.30.12	PIMCO Municipal Income Funds Annual Report	43

PIMCO Municipal Income Funds

Tax Information/ Annual Shareholder Meeting Results/Changes to Board of Trustees (unaudited)

Tax Information:

For the year ended April 30, 2012, the Funds designate the following percentages of the ordinary income dividends (or such greater percentages that constitute the maximum amount allowable pursuant to code sections 103(a) and 852(b)(5)), as exempt-interest dividends which are exempt from federal income tax other than the alternative minimum tax.

Municipal Income	98.22%
California Municipal Income	98.60%
New York Municipal Income	99.49%

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2012. In January 2013, shareholders will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received during calendar 2012. The amount that will be reported will be the amount to use on your 2012 federal income tax return and may differ from the amount which must be reported in connection with the Funds’ tax year ended April 30, 2012. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds. In January 2013, an allocation of interest income by state will be provided which may be of value in reducing a shareholder’s state and local tax liability, if any.

Annual Shareholder Meeting Results:

The Funds held their annual meeting of shareholders on December 19, 2011. Common/Preferred shareholders voted as indicated below:

	Affirmative	Withheld Authority
Municipal
Election of Bradford K. Gallagher — Class III to serve until 2014	22,813,648	568,546
Re-election of John C. Maney† — Class III to serve until 2014	22,868,452	513,742
Election of Deborah A. DeCotis — Class IIto serve until 2013	22,751,546	630,648

California Municipal
Election of Bradford K. Gallagher — Class III to serve until 2014	15,076,816	350,531
Re-election of John C. Maney† — Class III to serve until 2014	15,045,550	381,797
Election of Deborah A. DeCotis — Class IIto serve until 2013	15,047,079	380,268

New York Municipal
Election of Bradford K. Gallagher — Class III to serve until 2014	6,872,753	415,679
Re-election of John C. Maney† — Class III to serve until 2014	6,988,462	299,970
Election of Deborah A. DeCotis — Class IIto serve until 2013	6,877,440	410,992

The other members of the Board of Trustees at the time of the meeting, namely Messrs. Paul Belica, James A. Jacobson*, Hans W. Kertess*, William B. Ogden, IV and Alan Rappaport continued to serve as Trustees of the Funds.

*	Preferred Shares Trustee
†	Interested Trustee

Changes to Board of Trustees:

Paul Belica retired from the Funds’ Board as a Trustee on December 31, 2011.

44	PIMCO Municipal Income Funds Annual Report	4.30.12

PIMCO Municipal Income Funds

A Note Regarding Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited)

Reference is made to the section of the Funds’ October 31, 2011 Semi-Annual Report (the “October Semi-Annual Report”) entitled “Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements,” which discussed the material factors and conclusions that formed the basis for the Boards’ approval, at their June 14-15, 2011 in-person meetings (the “June 2011 contract review meeting”), of the continuance of the Funds’ Management Agreements with the Investment Manager (the “Advisory Agreements”) and Portfolio Management Agreements between the Investment Manager and the Sub-Adviser (the “Sub-Advisory Agreements”) for a one-year period commencing July 1, 2011.

Subsequent to the date of the June 2011 contract review meeting, it was discovered that there were certain inaccuracies in the information provided to the Boards by Morningstar Associates LLC (“Morningstar”) with respect to the performance and/or expense figures shown for the Funds and their related rankings among peer group funds. In consultation with the Investment Manager, Morningstar produced a revised version of the information correcting the identified inaccuracies, which was provided to the Trustees for their consideration at a meeting held on December 13-14, 2011.

In considering the revised information, the Trustees noted, among other differences, that the following information from the revised Morningstar materials differed from information summarized in the October Semi-Annual Report as having been considered by the Trustees at the June 2011 contract review meeting:

Municipal Income:

The Fund actually ranked tenth, rather than eleventh, out of thirteen funds in the expense peer group for total net expense ratio based on common share assets and sixth, rather than tenth, out of thirteen funds in the expense peer group for total net expense ratio based on common share assets and leveraged assets combined.

With respect to Fund performance (based on net asset value), the Fund actually ranked ninth, rather than tenth, and ninth, rather than eighth, out of twelve funds for the one-year and three-year periods ended February 28, 2011, respectively.

California Municipal:

The Fund actually ranked seventh, rather than ninth, out of twelve funds in the expense peer group for total net expense ratio based on common share assets and fifth, rather than ninth, out of twelve funds in the expense peer group for total net expense ratio based on common share assets and leveraged assets combined. The Fund actually ranked eighth, rather than sixth, out of twelve funds in actual management fees.

With respect to Fund performance (based on net asset value), the Fund actually ranked ninth, rather than eleventh, out of twelve funds for the one-year period and sixth, rather than seventh, and fourth, rather than fifth, out of twelve funds for the three-year and five-year periods ended February 28, 2011, respectively.

New York Municipal:

The Fund actually ranked seventh, rather than eighth, out of eleven funds in the expense peer group for total net expense ratio based on common share assets. The Fund actually ranked seventh, rather than fifth, out of eleven funds in actual management fees.

With respect to Fund performance (based on net asset value), the Fund actually ranked seventh, rather than eighth, and ninth, rather than eighth, out of eleven funds for the one-year and five-year periods ended February 28, 2011, respectively.

After considering the revised Morningstar information and taking into account the other information and factors considered as part of the June 2011 contract review meeting, the Trustees, including the non-interested Trustees, determined at their December 2011 meeting that the revised Morningstar information, if it had been considered at the time of the June 2011 contract review meeting, would not have changed their determination to approve the continuance of the Funds’ Advisory Agreements and Sub-Advisory Agreements for a one-year period commencing July 1, 2011, as specified in the October Semi-Annual Report.

4.30.12	PIMCO Municipal Income Funds Annual Report	45

PIMCO Municipal Income Funds Privacy Policy (unaudited)

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, we may disclose information about a shareholder or shareholder’s accounts to a non-affiliated third party only if we receive a shareholder’s written request or consent.

Sharing Information with Affiliates

We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

46	PIMCO Municipal Income Funds Annual Report	4.30.12

PIMCO Municipal Income Funds Dividend Reinvestment Plan (unaudited)

Each Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. BNY Mellon Investment Servicing (US) Inc. (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment / voluntary participation Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of the applicable Fund, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent.

Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.bnymellon.com/shareowner/equityaccess, by calling (800) 254-5197, by writing to the Plan Agent, BNY Mellon Investment Servicing (US) Inc., at P.O. Box 358035, Pittsburgh, PA 15252-8035, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to the Fund’s next distribution if received by the Plan Agent at least ten (10) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Fund’s next distribution and will apply to the Fund’s next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares is purchased under the Plan For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from the Fund (“newly issued shares”) or (ii) by purchasing common shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common shares of the Fund (“NAV”) is equal to or less than the market price per common shares plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common shares plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common shares on the distribution payment date). No interest will be paid on distributions awaiting reinvestment.

Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares is listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date. The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with the Fund’s then current policies.

Fees and expenses No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although the Funds reserve the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees If your common shares is held through a broker, bank or other nominee (together, a “nominee”) and is not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the

4.30.12	PIMCO Municipal Income Funds Annual Report	47

PIMCO Municipal Income Funds

Dividend Reinvestment Plan/Proxy Voting Policies & Procedures (continued) (unaudited)

Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences. Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions – i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, BNY Mellon Investment Servicing (US) Inc., P.O. Box 358035, Pittsburgh, PA 15252-8035; telephone number: (800) 254-5197; website: www.bnymellon.com/shareowner/equityaccess.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 254-5197; (ii) on the Funds’ website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

48	PIMCO Municipal Income Funds Annual Report	4.30.12

PIMCO Municipal Income Funds Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with Funds,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently Overseen
by Trustee	Principal Occupation(s) During Past 5 Years:
The address of each trustee is 1633 Broadway, New York, NY 10019.

Hans W. Kertess

Date of Birth: 7/12/39

Chairman of the Board of Trustees since: 2007

Trustee since: 2001

Term of office: Expected to stand for re-election at 2012 annual meeting of shareholders.

Trustee/Director of 56 funds in Fund Complex;

Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Deborah A. DeCotis

Date of Birth: 11/13/1952

Trustee since: 2011

Term of office: Expected to stand for re-election at 2013 annual meeting of shareholders.

Trustee/Director of 56 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Director, Helena Rubenstein Foundation (since 1997); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Board Member and Member of the Investment and Finance Committees, Henry Street Settlement (since 2007); Trustee, Stanford University (since 2010). Formerly, Advisory Council, Stanford Business School (2002-2008) and Director, Armor Holdings, a manufacturing company (2002-2007).

Bradford K. Gallagher

Date of Birth: 2/28/1944

Trustee since: 2010

Term of office: Expected to stand for re-election at 2014 annual meeting of shareholders.

Trustee/Director of 56 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee of Nicholas-Applegate Institutional Funds (2007-2010)

Partner, New Technology Ventures Capital Management LLC, a venture capital fund (since 2011); Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Trustee, The Common Fund (since 2005); Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); and Founder, President and CEO of Cypress Holding Company and Cypress Tree Investment Management Company (since 1995).

James A. Jacobson

Date of Birth: 2/3/45

Trustee since: 2009

Term of office: Expected to stand for re-election at 2013 annual meeting of shareholders.

Trustee/Director of 56 funds in Fund Complex

Trustee/Director of 17 funds in Alpine Mutual Funds Complex

Retired. Formerly, Vice Chairman and Managing Director of Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange.

4.30.12	PIMCO Municipal Income Funds Annual Report	49

PIMCO Municipal Income Funds Board of Trustees (continued) (unaudited)

Name, Date of Birth, Position(s) Held with Funds,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently Overseen
by Trustee	Principal Occupation(s) During Past 5 Years:

William B. Ogden, IV

Date of Birth: 1/11/45

Trustee since: 2006

Term of office: Expected to stand for re-election at 2012 annual meeting of shareholders.

Trustee/Director of 56 funds in Fund Complex;

Trustee/Director of no funds outside of Fund Complex

Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

Alan Rappaport

Date of Birth: 3/13/1953

Trustee since: 2010

Term of office: Expected to stand for re-election at 2012 annual meeting of shareholders.

Trustee/Director of 56 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Advisory Director, Roundtable Investment Partners (since 2009); Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008); Trustee, American Museum of Natural History (since 2005) and Trustee, NYU Langone Medical Center (since 2007).

John C. Maney†

Date of Birth: 8/3/59

Trustee since: 2006

Term of office: Expected to stand for re-election at 2014 annual meeting of shareholders.

Trustee/Director of 78 funds in Fund Complex

Trustee/Director of no funds outside the Fund Complex

Management Board, Managing Director and Chief Executive Officer of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Asset Management of America L.P. since January 2005 and also Chief Operating Officer of Allianz Asset Management of America L.P. since November 2006.

†	Mr. Maney is an “interested person” of the Funds, as defined in Section 2(a)(19) of the 1940 Act, due to his positions set forth in the table above, among others with the Funds’ Investment Managers and various affiliated entities

50	PIMCO Municipal Income Funds Annual Report	4.30.12

PIMCO Municipal Income Funds Fund Officers (unaudited)

Name, Date of Birth, Position(s) Held with Funds.	Principal Occupation(s) During Past 5 Years:
Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2002	Management Board, Managing Director and Head of Mutual Fund Services of Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 27 funds in the Fund Complex; President of 51 funds in the Fund Complex; and Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc. Formerly, Treasurer, Principal Financial and Accounting Officer of 50 funds in the Fund Complex.

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal Financial and Accounting Officer since: 2002	Senior Vice President, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 78 funds in the Fund Complex; and Assistant Treasurer of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 funds in the Fund Complex.

Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2004	Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC; Executive Vice President, Chief Regulatory Counsel and Head of U.S. Compliance of Allianz Global Investors U.S. LLC; Vice President, Secretary and Chief Legal Officer of 78 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2007	Senior Vice President of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 78 funds in the Fund Complex.

Richard J. Cochran Date of Birth: 1/23/61 Assistant Treasurer since: 2008	Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 78 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Tax Manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Orhan Dzemaili Date of Birth: 4/18/74 Assistant Treasurer since: 2011	Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 78 funds in the Fund Complex.

Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2004	Senior Vice President, Chief Compliance Officer and Deputy Chief of U.S. Compliance, Allianz Global Investors U.S. LLC; Chief Compliance Officer of 78 funds in the Fund Complex and of The Korea Fund, Inc.

Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2006	Vice President of Allianz Global Investors U.S. LLC; Assistant Secretary of 78 funds in the Fund Complex and of The Korea Fund, Inc.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

4.30.12	PIMCO Municipal Income Funds Annual Report	51

Trustees	Fund Officers
Hans W. Kertess Chairman of the Board of Trustees Deborah A. DeCotis Bradford K. Gallagher James A. Jacobson John C. Maney William B. Ogden, IV Alan Rappaport

Brian S. Shlissel
President & Chief Executive Officer

Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo
Vice President, Secretary & Chief Legal Officer

Scott Whisten
Assistant Treasurer

Richard J. Cochran
Assistant Treasurer

Orhan Dzemaili
Assistant Treasurer

Youse E. Guia
Chief Compliance Officer

Lagan Srivastava
Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Sub-Adviser

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.

Lafayette Corporate Center, 5th Floor

2 Avenue De Lafayette

Boston, MA 02111

Transfer Agent, Dividend Paying Agent and Registrar

BNY Mellon

P.O. Box 43027

Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund and PIMCO New York Municipal Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase their common shares in the open market.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. Each Fund’s Form N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at www.allianzinvestors.com/closedendfunds.

Information on the Funds is available at www.allianzinvestors.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings.

To enroll, go to www.allianzinvestors.com/edelivery.

AZ609AR_043012

AGI-2012-04-25-3649

ITEM 2.	CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-331-1710. The code of ethics is included as an Exhibit 99.CODEETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that James A. Jacobson, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $47,276 in 2011 and $49,005 in 2012.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $10,278 in 2011 and $10,293 in 2012. These services consist of accounting consultations, agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $10,150 in 2011 and $10,450 in 2012. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

PIMCO Municipal Income Fund (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audit of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares) Other attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support service

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting. Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2011 Reporting Period was $4,923,279 and the 2012 Reporting Period was $6,360,056.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre- approved is compatible with maintaining the Auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Bradford K. Gallagher, James A. Jacobson, Hans W. Kertess, William B. Ogden, IV, Alan Rappaport and Deborah A. DeCortis.

ITEM 6.	INVESTMENTS

(a) The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PIMCO MUNICIPAL INCOME FUND

PIMCO CALIFORNIA MUNICIPAL INCOME FUND

PIMCO NEW YORK MUNICIPAL INCOME FUND

(each a “TRUST”)

PROXY VOTING POLICY

1. It is the policy of each Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. Each Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other. Accordingly, each Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2. The Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the particular Trust. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. Summaries of the detailed proxy voting policies of the Trusts’ current sub-advisers are set forth in Appendix B attached hereto. Such summaries may be revised from time to time to reflect changes to the sub-advisers’ detailed proxy voting policies.

3. The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4. AGIFM and each sub-adviser of a Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5. The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trusts’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6. This Proxy Voting Policy Statement, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser of the Trust with proxy voting authority and how each Trust voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30, shall be made available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Trusts’ website at www.allianzinvestors.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov. In addition, to the extent required by applicable law or determined by the Trusts’ Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting polices of each sub-adviser with proxy voting authority shall also be included in the Trusts’ Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

PROXY VOTING POLICY SUMMARY

1. It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2. AGIFM, for each fund for which it acts as investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund.

3. The party voting proxies (e.g., the sub-adviser) vote the proxies in accordance with their proxy voting policies and, to the extent consistent with their policies, may rely on information and/or recommendations supplied by others.

4. AGIFM and each sub-adviser of a fund will deliver a copy of their respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5. The party voting the proxy will: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) will provide additional information as may be requested, from time to time, by the funds’ respective boards or chief compliance officers.

6. Summaries of the proxy voting policies for AGIFM and each sub-adviser of a fund advised by AGIFM and how each fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 will be available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, summaries of the detailed proxy voting policies of AGIFM, each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Description of Proxy Voting Policy and Procedures

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. The Proxy Policy applies generally to voting and/or consent rights of PIMCO, on behalf of each Fund, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the Funds and their shareholders.

PIMCO exercises voting and consent rights directly with respect to debt securities held by a Fund. PIMCO considers each proposal regarding a debt security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO may determine not to vote a proxy for a debt security if: (1) the effect on the applicable Fund’s economic interests or the value of the portfolio holding is insignificant in relation to the Fund’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable Fund, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

For all debt security proxies, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable Fund or between the Fund and another Fund or PIMCO-advised account. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable Fund, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a Fund, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Conflicts Committee with respect to specific types of conflicts. With respect to material conflicts of interest between a Fund and one or more other Funds or PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two Funds or accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each Fund’s or account’s best interests if the conflict exists between Funds or accounts managed by different portfolio managers.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of July 5, 2012, the following individual has primary responsibility for the day-to-day implementation of the PIMCO Municipal Income Fund (PMF), PIMCO California Municipal Income Fund (PCQ) and PIMCO New York Municipal Income Fund (PNF) (each a “Fund” and collectively, the “Funds”):

Joe Deane

Mr. Deane has been the portfolio manager for the Funds since July 21, 2011. Mr. Deane, an Executive Vice President at Pacific Investment Management Company LLC (“PIMCO”), joined PIMCO in 2011 and is the head of the municipal bond portfolio management team. Prior to joining PIMCO, he was Co-Head of the Tax-Exempt Department for Western Asset Management Company. Previously he was Managing Director, Head of Tax-Exempt Investments for Smith Barney/Citigroup Asset Management from 1993 to 2005. He has 41 years of investment experience and holds a bachelor’s degree from Iona College.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund managed by the Portfolio Manager as of April 30, 2012, including accounts managed by a team, committee, or other group that includes the Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
PM	Fund	#	AUM($million)	#	AUM($million)	#	AUM($million)
Joe Deane	PMF	19	5,933.07	0	0	12	1,201.94
	PCQ	19	6,046.02	0	0	12	1,201.94
	PNF	19	6,315.99	0	0	12	1,201.94

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting a Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities.

Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Fund. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Fund.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

(a) (3)

As of April 30, 2012, the following explains the compensation structure of the individual that shares primary responsibility for day-to-day portfolio management of the Fund:

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, discretionary performance bonus, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

The Total Compensation Plan consists of three components:

•

Base Salary—Base salary is determined based on core job responsibilities, market factors and internal equity. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or a significant change in the market. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

•

Performance Bonus—Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the Compensation Committee’s bonus decision process. Final award amounts are determined at the discretion of the Compensation Committee and will also consider firm performance.

•

Equity or Long Term Incentive Compensation—Equity allows certain professionals to participate in the long-term growth of the firm. The M unit program provides for annual option grants which vest over a number of years and may convert into PIMCO equity that shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time. Option awards may represent a significant portion of individual’s total compensation.

In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan (“LTIP”) in place of the M Unit Option Plan. The LTIP provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Asset Management, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Asset Management’s profit growth and PIMCO’s profit growth.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Portfolios) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Portfolio or any other account managed by that portfolio manager.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of April 30, 2012.

PIMCO Municipal Income Fund PIMCO California Municipal Income Fund PIMCO New York Municipal Income Fund
Portfolio Manager	Dollar Range of Equity Securities in each Fund
Joe Deane	None

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a) (1) Exhibit 99.CODE ETH — Code of Ethics

(a) (2) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Municipal Income Fund

By:	/s/ Brian S. Shlissel
Brian S. Shlissel, President & Chief Executive Officer

Date:	July 5, 2012

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date:	July 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel, President & Chief Executive Officer

Date:	July 5, 2012

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date:	July 5, 2012